                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x] Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                      FLEMINGTON PHARMACEUTICAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [x] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

         (1) Title of each class of securities to which transaction applies:
Common Stock

--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:   N/A

--------------------------------------------------------------------------------
         (5) Total fee paid: not required

--------------------------------------------------------------------------------

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         (3) Filing Party:

--------------------------------------------------------------------------------
         (4) Date Filed:

--------------------------------------------------------------------------------

                      FLEMINGTON PHARMACEUTICAL CORPORATION

                                 43 Emery Avenue
                          Flemington, New Jersey 08822
                                  908-782-3431

                                October 30, 1998

Dear Fellow Shareholder:

         The 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Flemington Pharmaceutical Corporation (the "Company") will be held at [10:00 a.m.] on November 23, 1998 at 43 Emery Avenue, Flemington, New Jersey 08822. Enclosed you will find a formal Notice of Annual Meeting, Proxy Card and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our shareholders. I hope you will be able to attend.

         Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Annual Meeting, you may vote in person even if you have previously mailed a Proxy by withdrawing your Proxy vote at the meeting. Any shareholder giving a proxy may revoke the same at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary, by submitting a later dated proxy or by attending the Annual Meeting and voting in person. The Company's Annual Report on Form 10-KSB (including audited financial statements) for the fiscal year ended July 31, 1998 accompanies this Proxy Statement. The Annual Report is not a part of the proxy soliciting material. All shares represented by proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (a) as to Proposal 1, the Proxy confers authority to vote for all of the six persons listed as candidates for a position on the Board of Directors, (b) as to Proposals 2, 3 and 4 the Proxy confers authority to vote "FOR", and (c) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the proxy holder's discretion.

         The Company's Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its shareholders and unanimously recommends a vote "FOR" all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

         Thank you for your investment and continued interest in Flemington Pharmaceutical Corporation.

                                    Sincerely,



                                    /s/Harry A. Dugger, III, Ph.D.

                                    Harry A. Dugger, III, Ph.D.
                                    President and Chief Executive Officer

                     FLEMINGTON PHARMACEUTICAL CORPORATION

                                 43 Emery Avenue
                          Flemington, New Jersey 08822
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 23, 1998
                              ---------------------

To our Shareholders:

         Notice is hereby given that the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Flemington Pharmaceutical Corporation, a New Jersey corporation (the "Company"), will be held at the Company's offices at 43 Emery Avenue, Flemington, New Jersey, on Monday, November 23, l998 at 10:00 a.m. Eastern Standard Time for the following purposes:

         1. To elect six (6) Directors to the Board of Directors to serve until the 1999 Annual Meeting of Shareholders or until their successors have been duly elected or appointed and qualified;

         2.       To vote upon the adoption of the Company's 1998 Stock Option
                  Plan;

         3. To vote on a proposal to (i) merge the Company into a newly-formed, wholly-owned Delaware subsidiary, with the subsidiary as the surviving entity of such merger, in order to change the state of incorporation of the Company from New Jersey to Delaware, and (ii) ratify and approve an increase in the Company's authorized shares of Common Stock from 10,000,000 to 50,000,000 shares; and

         4. To ratify the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 1999;

         5. To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on September 30, 1998, as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. The transfer books of the Company will be closed.

         For a period of ten (10) days prior to the Annual Meeting, a shareholders list will be kept at the Company's office and shall be available for inspection by shareholders during usual business hours. A shareholders list shall also be present at, and available for inspection during, the Annual Meeting.

         Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

         SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                            By Order of the Board of Directors



                                            Robert F. Schaul
                                            Secretary

October 30, 1998



                                    IMPORTANT

THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A POSTAGE PAID, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                      FLEMINGTON PHARMACEUTICAL CORPORATION
                                 43 Emery Avenue
                          Flemington, New Jersey 08822

                                 PROXY STATEMENT

                       1998 ANNUAL MEETING OF SHAREHOLDERS


         This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board of Directors") of Flemington Pharmaceutical Corporation (the "Company") of proxies in the accompanying form to be voted at the 1998 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m. Eastern Standard Time on Monday, November 23,1998 at the office of the Company at 43 Emery Avenue, Flemington, New Jersey 08822 and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders is October 30, 1998.

         A copy of the Company's Annual Report on Form 10-KSB (including audited financial statements) for the fiscal year ended July 31, 1998, is enclosed with these materials, but should not be considered proxy solicitation material.

         The Company has fixed the close of business on September 30, 1998 as the record date (the "Record Date") for determination of shareholders entitled to notice of and to vote at the meeting or any adjournments thereof. As of the Record Date, there were 3,877,300 outstanding shares of common stock, $.01 par value per share ("Common Stock"), each share entitled to one vote on each matter to be voted on at the Annual Meeting. The holders of a majority of shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. In general, Common Stock represented by a properly signed and returned proxy card will be counted as Common Stock present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of Common Stock are not entitled to cumulative voting rights.

         The election of a nominee for director requires approval of such nominee by a plurality of the Common Stock present and entitled to vote in person or by proxy; and the approval of each of the other proposals described in the Proxy Statement requires the approval of a majority of the Common Stock present and entitled to vote in person or by proxy on that matter.

                             SOLICITATION OF PROXIES

         The cost of the proxy solicitations will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company will reimburse such respective brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

                             THE BOARD OF DIRECTORS

         During the fiscal year ended July 31, 1998 ("fiscal 1998"), the Board of Directors held four (4) meetings, attended by all of the Company's Directors. One (1) such meeting was a Special Meeting of the Board. During fiscal 1998, the Board of Directors acted by written consent three (3) times. The Company has a compensation committee, which did not meet in fiscal 1998. The Company does not have an audit committee, stock option committee, shareholder relations committee, or a nominating committee.

         Harry A. Dugger, III and John J. Moroney serve on the compensation committee, which determines the cash compensation amounts to be paid to directors, officers and employees of the Company. Because the Board of Directors does not have a standing nominating committee, nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders must be made by written notice received by the Secretary of the Company within ten (10) days of the date on which notice of a special meeting for the election of directors is first given to shareholders.

         Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         As of the Record Date, there were 3,877,300 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on each of the matters to be voted on at the Annual Meeting. The following table sets forth, as of September 1, 1998, certain information regarding the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the Company's directors, and (iii) all of the Company's executive officers and directors as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon the exercise of an option) within sixty (60) days of the date as of which the information is provided; in computing the ownership percentage of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual ownership or voting power at any particular date.


  Name and Address or                              Amount and Nature of               Percentage of
  Number in Group(1)                               Beneficial Ownership (2)               Class
  ------------------                               ------------------------               -----

  Harry A. Dugger, III, Ph.D.                          1,729,003(3)                       39.1%

  John J. Moroney                                        923,080(4)                       20.8%

  Donald P. Cox, Ph.D.                                   200,000(5)                        4.9%

  Kenneth E. Cleaver, Ph.D.                              100,000(6)                        2.5%

  Robert F. Schaul, Esq.                                  84,286(7)                        2.1%

  Jean-Marc Maurette, Ph.D.                               65,476(7)                        1.7%

  John R. Toedtman                                        45,000(7)                        1.1%

  Jack R. Kornreich                                       64,310(7)                        1.6%

  Watson Pharmaceutical Corporation                      389,350                          10.0%
  311 Bonnie Circle
  Corona, CA 91720

  Estate of William D. Swift, Jr.,                       192,870                           5.0%
  Columbus, Georgia

  All Officers and Directors as a group (8 persons)    3,211,155                          58.8%
                                                       (3)(4)(5)(6)(7)

----------------

(1) With the exception of Watson Pharmaceutical Corporation and the Estate of William D. Swift, Jr., the address of all holders in the table is c/o Flemington Pharmaceutical Corporation, 43 Emery Avenue, Flemington, New Jersey 08822.

(2) Except as otherwise indicated, each named holder has, to the Company's knowledge, sole voting and investment power with respect to the shares indicated.

(3) Includes options to purchase 200,000 shares of Common Stock issued under the 1992 Stock Option Plan; options to purchase 50,000 shares of Common Stock under the 1997 Stock Option Plan; options to purchase 300,000 shares of Common Stock issued outside of the Plans; 70,000 shares beneficially owned by his daughter Christina Dugger Sommers; and 70,000 shares beneficially owned by his son Andrew Dugger. Dr. Dugger may be deemed to be a "parent" of the Company as such term is defined under the Federal securities laws.

(4) Includes options to purchase 200,000 shares of Common Stock issued under the 1992 Stock Option Plan; options to purchase 50,000 shares of Common Stock under the 1997 Stock Option Plan; options to purchase 300,000 shares of Common Stock issued outside of the Plans; 208,080 shares owned jointly with his wife, and 55,000 shares owned by each of his three sons, Matthew, Timothy and Sean Moroney.

(5) Non-plan options to purchase 200,000 shares of Common Stock, 100,000 of which were issued pursuant to an employment agreement and 100,000 of which were issued as an incentive for services to be provided in connection with certain acquisition transactions.

(6) Non-plan options to purchase 100,000 shares of Common Stock issued pursuant to an employment agreement.

(7) Includes options to purchase 20,000 shares of Common Stock issued under the 1992 Stock Option Plan and options to purchase 25,000 shares of Commons Stock issued under the 1997 Stock Option Plan.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Exchange Act requires officers, directors and persons who own more than ten (10) percent of a class of equity securities registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes in ownership with both the Securities and Exchange Commission (the "SEC") and the principal exchange upon which such securities are traded or quoted. Officers, directors and persons holding greater than ten (10) percent of the outstanding shares of a class of Section 12-registered equity securities ("Reporting Persons") are also required by SEC regulation to furnish copies of any such reports filed pursuant to Section 16(a) of the Exchange Act with the Company. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that from November 1997 to October 30, 1998 all Section 16(a) filing requirements applicable to its Reporting Persons were complied with; however, that two reports covering an aggregate of two (2) transactions were filed late by Messrs. Cox and Cleaver.

                             EXECUTIVE COMPENSATION

         The following table sets forth a summary for the fiscal years ended July 31, 1998, 1997, and 1996, respectively, of the cash and non-cash compensation awarded, paid or accrued by the Company to the Company's Chief Executive Officer and its four most highly compensated officers other than the CEO, who served in such capacities at the end of fiscal 1998 (collectively, the

"Named Executive Officers"). No other executive officer of the Company earned in excess of $100,000 in total annual salary and bonus for 1996, 1997 and 1998 in all capacities in which such person served the Company. There were no restricted stock awards, long-term incentive plan payouts or other compensation paid during fiscal 1998 to the Named Executive Officers except as set forth below:


                                                      SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------

                                                      Annual Compensation
                                                   -------------------------

           Name and                  Fiscal                                   Long-Term Compensation
       Principal Position             Year          Salary         Bonus          by No. of Shares      All Other Compensation
-----------------------------------------------------------------------------------------------------------------------------
Harry A. Dugger, III, Ph.D.           1998         183,333           0                 50,000                   0
President and CEO                  ------------------------------------------------------------------------------------------
                                      1997         150,000           0                300,000                   0
                                   ------------------------------------------------------------------------------------------
                                      1996          43,334           0                200,000                   0
-----------------------------------------------------------------------------------------------------------------------------
John J. Moroney                       1998         100,000           0                 50,000                   0
Chairman                           ------------------------------------------------------------------------------------------
                                      1997            0              0                300,000                   0
                                   ------------------------------------------------------------------------------------------
                                      1996            0              0                200,000                   0
-----------------------------------------------------------------------------------------------------------------------------
Robert F. Schaul, Esq.                1998            0              0                 25,000                   0(1)
General Counsel and Secretary      -------------------------------------------------------------------------------------------
                                      1997            0              0                  -                       0
                                   ------------------------------------------------------------------------------------------
                                      1996          10,500           0                 20,000                   0
-----------------------------------------------------------------------------------------------------------------------------
Donald P. Cox, Ph.D.                  1998          31,000           0                200,000                   0
Vice President, Product
Development
-----------------------------------------------------------------------------------------------------------------------------
Kenneth E. Cleaver, Ph.D.             1998          25,000           0                100,000                   0
Vice President, Regulatory
Affairs
-----------------------------------------------------------------------------------------------------------------------------

(1) Mr. Schaul has been paid legal fees. See "CERTAIN TRANSACTIONS - Legal Fees", below.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (individual grants)

         The following table sets forth information with respect to individual grants of stock options to the Named Executive Officers during fiscal 1998.


                                                            Percent of Total Options      Exercise or
                                  Number of Securities       Granted to Employees in      Base Price      Expiration
       Name of Officer         Underlying Options Granted          Fiscal Year            ($/Share)         Date
-----------------------------------------------------------------------------------------------------------------------
Harry A. Dugger, III, Ph.D.                50,000                      4.9%                   1.10         03/24/08
                               ----------------------------------------------------------------------------------------
                                          300,000(1)                  29.3%                   1.84         11/24/07
-----------------------------------------------------------------------------------------------------------------------
John J. Moroney                            50,000                      4.9%                   1.10         03/24/08
                               ----------------------------------------------------------------------------------------
                                          300,000(1)                  29.3%                   1.84         11/24/07
-----------------------------------------------------------------------------------------------------------------------
Robert F. Schaul, Esq.                     25,000                      2.4%                   1.00         03/24/08
-----------------------------------------------------------------------------------------------------------------------
Kenneth E. Cleaver, Ph.D.                 100,000                      9.7%                   1.00         05/01/08
-----------------------------------------------------------------------------------------------------------------------
Donald P. Cox, Ph.D.                      200,000                     19.5%                   1.00         05/01/08
-----------------------------------------------------------------------------------------------------------------------

(1) As provided under the terms of this officer's employment agreement (entered into during fiscal 1997) these options were granted upon the completion of the Company's initial public offering, which occurred during fiscal 1998.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information with respect to the Named Executive Officers concerning the exercises of options during fiscal 1998 and the number and value of unexercised options held as of the end of fiscal 1998.

-----------------------------------------------------------------------------------------------------------------------
                                                                         Number of Securities
                                                                              Underlying          Value of Unexercised
                                                                          Unexercised Options     In-the-Money Options
                                                                          at Fiscal Year End;      at Fiscal Year End;
   Name of Executive           Number of Shares                              (Exercisable/            (Exercisable/
        Officer              Acquired on Exercise     Value Realized        Unexercisable)           Unexercisable)
-----------------------------------------------------------------------------------------------------------------------
Harry A. Dugger, III, Ph.D.         0                      -                    550,000/0           1,014,062.50/0
-----------------------------------------------------------------------------------------------------------------------
John J. Moroney                     0                      -                    550,000/0           1,014,062.50/0
-----------------------------------------------------------------------------------------------------------------------
Robert F. Schaul, Esq.              0                      -                     45,000/0              82,968.75/0
-----------------------------------------------------------------------------------------------------------------------
Kenneth E. Cleaver, Ph.D.           0                      -                    0/100,000                0/184,375
-----------------------------------------------------------------------------------------------------------------------
Donald P. Cox, Ph.D.                0                      -                    0/200,000                0/368,750
-----------------------------------------------------------------------------------------------------------------------

Compensation of Directors

         The Directors of the Company are elected annually and serve until the next annual meeting of stockholders and until a successor shall have been duly elected and qualified. Effective January 1998, Directors of the Company who are not employees or consultants receive for each meeting attended directors fees of $500 for their services as members of the Board of Directors and are also reimbursed for expenses incurred in connection with their attendance at meetings of the Board of Directors. Directors may be removed with or without cause by a vote of the majority of the stockholders then entitled to vote.

Compensation Committee

         Harry A. Dugger, III and John J. Moroney are members of the Compensation Committee, which reviews and makes recommendations with respect to compensation of officers, employees and consultants, including the granting of options under the Company's 1997 Stock Option Plan. The 1992 and 1998 Stock Option Plans are administered by the entire Board.

Compensation Policies and Procedures Applicable to Executives for Fiscal 1998

         Compensation of the Company's executives is intended to attract, retain and award persons who are essential to the enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executives that appropriately rewards the individual executive's contribution to corporate performance. The Board of Directors utilizes subjective criteria for evaluation of individual performance. The Board focuses on two primary components of the Company's executive compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and long-term incentive compensation. The Company has not paid cash incentive bonuses during fiscal 1998.

         The Company does not have any annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officer is entitled to benefits, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms of compensation are paid. Executive officers who qualify will be permitted to participate in the Company's 1992, 1997 and 1998 Stock Option Plans which were adopted in May 1992, February 1997 and June 1998, respectively. Executive officers may participate in group life, health and hospitalization plans, if and when such plans are available generally to all employees.

Employment Agreements

         Messrs. Dugger and Moroney. Effective as of November 19, 1997, the Company entered into employment agreements with each of Harry A. Dugger, III, for his services as President, and John J. Moroney, for his services as Chairman (the "Dugger and Moroney Agreements"). Each agreement is for a base term of three (3) years and is thereafter renewable for additional periods of one (1) year, unless the Company gives notice to the contrary. The Dugger and Moroney Agreements provide for a base salary of $200,000 and $150,000, respectively, and annual cost of living adjustments equal to the greater of the increase in the Consumer Price Index or 7.5%, with additional increases and bonuses as shall be approved by the Board. Dr. Dugger will also receive an additional cash bonus of $10,000 for each New Drug Application relating to the Company's products that is accepted for filing by the U.S. Food and Drug Administration, as well as the use of a Company-owned or leased and insured automobile chosen by the Company. The Dugger and Moroney Agreements also provide, respectively, for the payment of certain additional severance compensation in the event that, at any time during the term thereof, the agreement is terminated by the executive (i) with "good reason" (as defined therein); or (ii) due to a "change in control" (as defined therein). In the event of such termination, the executive is entitled to the payment of 2.99 times his base salary at the time of the change in control as well as the balance of the value remaining in his contract, payable over the remaining term of the contract. The Company believes that the "change in control" provisions in the Dugger and Moroney Agreements may tend to discourage attempts to acquire a controlling interest in the Company and may also tend to make the removal of management more difficult; however, the Company believes such provisions also provide security and decision-making independence for its executive officers.

         The Dugger and Moroney Agreements provide for the granting, upon the completion of the Company's initial public offering, of stock options (outside of the Plans) to Dr. Dugger and Mr. Moroney to purchase 300,000 shares of Common Stock, respectively, at an exercise price of $1.84 per share exercisable at any time during the ten (10) years following the date of grant.

         Messrs. Cox and Cleaver. Effective May 1, 1998, the Company entered into employment agreements with each of Donald P. Cox, Ph.D., for his services as Vice President, Regulatory Affairs, and Kenneth E. Cleaver, Ph.D., for his services as Vice President, Product Development (the "Cox and Cleaver Agreements"). Each agreement is for a base term of three (3) years. The Cox and Cleaver Agreements provide for base salaries of $125,000 and $100,000, respectively, and annual cost of living adjustments not less than the increase of the Consumer Price Index. In connection with the Cox and Cleaver Agreements, the Company granted to each of Drs. Cox and Cleaver ten-year options to purchase 100,000 shares of Common Stock at an exercise price of $1.00 per share. One-third of such options shall vest in each of the first three (3) years of the agreement. The Cox and Cleaver Agreements provide each of Drs. Cox and Cleaver with the use of a Company-owned or leased and insured automobile chosen by the Company. Dr. Cox's agreement provides for the payment of one month's severance compensation for each full year of service under the agreement, in the event that, at any time during the term thereof, the agreement is terminated by the executive with good reason (as defined).

         Each of the foregoing agreements also provides for certain non-competition and non-disclosure covenants on the part of the executive. However, with respect to the non-competition covenants, a court may determine not to enforce such provisions or only partially enforce such provisions. Additionally, each of the foregoing agreements provides for certain Company-paid fringe benefits, such as disability insurance and inclusion in pension, profit sharing, stock option, savings, hospitalization and other benefit plans at such times as the Company shall adopt them.

                              CERTAIN TRANSACTIONS

Consulting Agreement

         On May 1, 1997, the Company entered into a consulting agreement with Saggi Capital Corp., a public relations consultant (the "Consultant") pursuant to which the Consultant received a Nonqualified Stock Option under the 1997 Stock Option Plan to purchase an aggregate of 200,000 shares of Common Stock. On March 25, 1998, the Company amended its consulting agreement pursuant to which the Consultant agreed to expand the scope and duration of the services provided. As a consequence, the Nonqualified Stock Option was restated and amended and the consultant surrendered 200,000 unexercised stock options having an exercise price of $5.00 per share in exchange for receiving 200,000 stock options having an exercise price of $1.00 per share plus 120,000 stock options having an exercise price of $2.00 per share. These options are exercisable for a period of 5 years following the date of the grant.

Legal Fees

         During fiscal 1998 and 1997 respectively, the Company paid Mr. Schaul approximately $75,000 and $53,000, for legal services rendered to the Company.

Stockholder Loans

         In fiscal 1998, the Company loaned the principal amount of $60,000 to Dr. Dugger in exchange for a 7% demand promissory note. In addition, Dr. Dugger and Mr. Moroney made so-called "bridge" loans to the Company during fiscal 1997 which are discussed immediately below.

Bridge Financing

         In July 1997, the Company borrowed an aggregate of $300,000 from Messrs. Moroney and Dugger, who financed the loan with proceeds realized upon a private sale of a portion of their Common Stock; 450,000 and 150,000 shares were sold, respectively. This loan was evidenced by two convertible notes each payable to Messrs. Moroney and Dugger, respectively. Immediately after the Company's initial public offering, these notes were converted into Common Stock at a conversion price of $.50 per share, the same price at which Messrs. Dugger and Moroney sold their shares.

                   STOCKHOLDER RETURN PERFORMANCE PRESENTATION

         The comparative stock performance graph below compares the cumulative stockholder return on the Common Stock of the Company for the period from November 20, 1997 through the fiscal year ended July 31, 1998, with the cumulative total return on (i) the Total Return Index for the Nasdaq Stock market (U.S. Companies) (the "Nasdaq Composite Index"), and (ii) the American Stock Exchange, Inc. ("AMEX") Pharmaceutical Index (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Composite Index and the AMEX Pharmaceutical Index on November 20, 1997 and reinvestment of all dividends). Measurement points are on the first full trading day after the Company's registration statement was declared effective by the SEC and the last trading day of the Company's fiscal year ended July 31, 1998. The Company cautions that the stock price performance shown in the graph below should not be considered indicative of potential future stock performance. Companies included in the Nasdaq Composite Index and the AMEX Pharmacutical Index are generally larger and have greater capitalization than the Company.

                                                             --------------------------------------
                                                                  11/20/97            7/31/98
---------------------------------------------------------------------------------------------------
Flemington Pharmaceutical Corporation (FLEM)                       $100.00           $  24.00
---------------------------------------------------------------------------------------------------
Nasdaq Composite Index                                             $100.00           $ 118.75
---------------------------------------------------------------------------------------------------
AMEX Pharmaceutical Index (DRG)                                    $100.00           $ 135.00
---------------------------------------------------------------------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         At the Annual Meeting, six (6) individuals will be elected to serve as directors until the next annual meeting and until their successors are duly elected, appointed and qualified. During the fiscal year ended July 31, 1998, the Company's Board of Directors consisted of six (6) persons. Unless a shareholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted "FOR" the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a Director at the time of the election, unless the shareholder withholds authority from voting, the proxies will be voted "FOR" any nominee who shall be designated by the present Board of Directors to fill such vacancy.

         The name and age of each of the six (6) nominees, his or her position with the Company, his principal occupation, and the period during which such person has served as a director are set out below.


---------------------------------------------------------------------------------------------------------------------
                                                                                                           Director
      Name of Nominee             Age       Position with the Company         Principal Occupation           Since
---------------------------------------------------------------------------------------------------------------------
Harry A. Dugger, III, Ph.D.       62      President and Chief Executive        President and Chief           1991
                                          Officer                             Executive Officer of
                                                                                   the Company

---------------------------------------------------------------------------------------------------------------------
John J. Moroney                   44      Chairman                             President, Landmark           1991
                                                                                 Financial Corp.
---------------------------------------------------------------------------------------------------------------------
Robert F. Schaul, Esq.                    Secretary and Director                    Attorney                 1991

---------------------------------------------------------------------------------------------------------------------
Jean-Marc Maurette, Ph.D.         52      Director                              Director of R&D,             1992
                                                                             Laboratoires Oenobiol

---------------------------------------------------------------------------------------------------------------------
John R. Toedtman                  51      Director                           Chief Operating Officer,        1992
                                                                             Translation Group Ltd.
---------------------------------------------------------------------------------------------------------------------
Jack J. Kornreich                 58      Director                                   Retired                 1996
---------------------------------------------------------------------------------------------------------------------

Harry A. Dugger, III, Ph.D., President and Director. Dr. Dugger is a founder of the Company and has been President and a director of the Company since its inception in May 1982. Prior to founding the Company, from June 1980 to November 1982, Dr. Dugger was employed as Vice President of Research and Development by Bauers-Kray Associates, a company engaged in the development of pharmaceutical products. From 1964 to 1980, Dr. Dugger was Associate Section Head for Research and Development at Sandoz Pharmaceuticals Corporation. Dr. Dugger received an MS in Chemistry from the University of Michigan in 1960 and received a Ph.D. in Chemistry from the University of Michigan in 1962.

John J. Moroney, Chairman of the Board. Mr. Moroney has been Chairman of the Company since May 1992. From May 1992 to November 1994, Mr. Moroney was also the Company's Chief Executive Officer. Mr. Moroney currently is President of Landmark Financial Corp., Harrington Park, New Jersey, a private financial consulting company. From 1985 to 1992, Mr. Moroney was a Managing Director of Corporate Finance for the investment banking firm of Ladenburg, Thalmann & Co., Inc., specializing in the pharmaceutical and health care industries. Mr. Moroney received a BS in 1975 and an MBA in 1997, both from Fordham University.

Robert F. Schaul, Esq., Secretary and Director. Mr. Schaul has been a Director of the Company since November 1991 and was Vice President, Secretary and General Counsel of the Company from November 1991 to February 1995. He has advised the Company since its formation. Since 1995, Mr. Schaul has been Vice President and General Counsel of Landmark Financial Corp. From 1989 to 1991, Mr. Schaul was a partner with the law firm of Glynn, Byrnes and Schaul, and for twenty years prior thereto was an attorney and partner with the law firm Kerby, Cooper, English, Schaul & Garvin, specializing in business law and business related litigation. Mr. Schaul received a BA from New York University in 1961 and a JD from Harvard University in 1964.

Jean-Marc Maurette, Ph.D., Director. Dr. Maurette has been a director of the Company since June 1992 and from August 1986 to August 1996 was the Company's European Representative, with his office in Paris, France. Dr. Maurette is currently a Director of Research and Development for Laboratoires Oenobiol, in France. Before he became European Representative to the Company, Dr. Maurette was a consultant in the European biotechnology and pharmaceutical industry. From 1994 to August 1996, Dr. Maurette was Chief Operating Officer of Centre Europeen de Bioprospective, Cedex, France, a technological development authority of the Normandy region of France. From 1991 to 1994, Dr. Maurette was Licensing Manager for Laboratoires Pharmascience, a French manufacturer of nutritional food supplements. From 1981 through August 1991, Dr. Maurette was President of L.A.B. Sarl, a French subsidiary of L.A.B. GmbH & Co., a clinical pharmacology contractor.

John R. Toedtman, Director. Mr. Toedtman has been a director since August 1992. Mr. Toedtman has been a director of Vital Signs, Inc., a medical device manufacturer, since 1988, and a director of Noxso Corporation, an air pollution control process developer, since 1986. Since September, 1998, Mr. Toedtman has been Chief Operating Officer with Translation Group, Ltd. a public company engaged in language translation services. From March 1977 to September 1998, Mr. Toedtman was a Managing Director, Healthcare, for BlueStone Capital Partners, LP, an investment banking firm. From May 1990 to May 1996, Mr. Toedtman was Chairman and Chief Executive Officer of GenRx, Inc. (formerly American Veterinary Products, Inc.), a veterinary generic pharmaceutical manufacturer. Since 1986, Mr. Toedtman has been a consultant in the area of financial planning, management and strategic planning.

Jack J. Kornreich, Director. Mr. Kornreich has been a director of the Company since 1996. He presently acts as an independent consultant. Before retirement, from 1989 to 1993, Mr. Kornreich was Executive Vice President and General Counsel of Bolar (renamed Circa Pharmaceuticals Corp. and now named Watson Pharmaceutical Corp.). From 1984 to 1989, Mr. Kornreich practiced law as a partner in the firm of Baum & Kornreich (from 1980 to 1984 the firm was named Baum, Skigen & Kornreich). From 1975 to 1984, Mr. Kornreich was in private practice. Mr. Kornreich received a JD from Brooklyn Law School in 1963 and an LLM in Corporate Law from New York University in 1975.

         Board members are elected annually by the shareholders and the officers are appointed annually by the Board of Directors.

Vote Required

         Provided that a quorum of shareholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting.

Recommendation of the Board of Directors

         The Board of Directors recommends that each of the above nominees be elected as a Director.


                                   PROPOSAL 2

                           RATIFICATION OF APPOINTMENT
                   OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         Also submitted for consideration and voting at the Annual Meeting is the ratification of the appointment by the Company's Board of Directors of Wiss & Company, LLP ("Wiss") as independent certified public accountants for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending July 31, 1999. The Board of Directors of the Company selected and approved Wiss as independent certified public accountants to audit and report upon the Company's financial statements for the last several fiscal years. Wiss has no direct or indirect financial interest in the Company.

         Representatives of Wiss are expected to be present at the Annual Meeting, and they will be afforded an opportunity to make a statement at the Annual Meeting if they desire to do so. It is also expected that such representatives will be available at the Annual Meeting to respond to appropriate questions by shareholders.

Vote Required

         The affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock of the Company present, or represented by proxy, and entitled to vote thereon at the Annual Meeting, is required for the ratification of the selection of Wiss as the Company's independent certified public accountants for the fiscal year ending July 31, 1999.

Recommendation of the Board of Directors

         The Board of Directors recommends a vote "FOR" the ratification of the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 1999.


                                   PROPOSAL 3

                       ADOPTION OF 1998 STOCK OPTION PLAN

         Submitted for consideration and voting at the Annual Meeting will be the adoption of the Company's 1998 Stock Option Plan (the "1998 Plan"). The 1998 Plan shall provide for the grant of both Nonqualified Stock Options and Incentive Stock Options, as the latter is defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code"), as well as providing for the granting of Restricted Stock and Deferred Stock Awards covering, in the aggregate, 500,000 shares of the Company's Common Stock. The purpose of the 1998 Plan is to advance the interests of the Company and its shareholders by providing additional incentives to the Company's management, including members of the Company's Board of Directors, and to reward achievement of corporate goals.
         A copy of the 1998 Plan shall be available for inspection at the Company's headquarters during normal business hours or can be obtained by making a written request for same upon the Company. A copy of the 1998 Plan will be present at, and available for inspection during, the Annual Meeting.

Vote Required

         The affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock of the Company present or represented by proxy, and entitled to vote thereon at the Annual Meeting, is required for the adoption of the 1998 Plan.

Recommendation of the Board of Directors

         The Board of Directors recommends a vote "FOR" the adoption of the 1998 Stock Option Plan.

                                   PROPOSAL 4

PROPOSAL TO EFFECT A MERGER TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY
         TO DELAWARE AND INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

Principal Reasons for the Reincorporation Proposal

         The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from New Jersey to Delaware. At the time of the Company's incorporation in New Jersey in 1982, the New Jersey Business Corporation Act (the "New Jersey Law") was deemed to be adequate for the conduct of the Company's business, in part because of the limited business and basic organizational features of the Company at that time. Over the years, the expansion of the Company's business has increased its need for a more sophisticated corporate structure and a more flexible and current regulatory foundation.

         For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and adaptable corporation laws which are periodically updated and revised to meet changing business needs. Delaware courts have developed considerable expertise in dealing with corporate legal issues and a substantial body of case law has developed construing Delaware law and establishing public policy with respect to Delaware corporations. The relative clarity and predictability of Delaware corporate law presented in the numerous precedents decided by the Delaware courts should be of great advantage to the Company by allowing it to make corporate decisions and take actions with increased confidence of what the outcome and consequences of those decisions and actions will be under the General Corporation Law of the State of Delaware (the "Delaware Law"). Further, the Delaware Secretary of State's office is staffed with experienced regulators recognized for their efficient and business-sensitive approach to administering the state's business laws and regulations. As a result of these and other factors, many major corporations have chosen Delaware for their initial domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company.

         For the foregoing reasons, the Board of Directors believes that the activities of the Company, both present and contemplated, can be better managed if the Company were governed by the Delaware Law. It should be noted, however, that shareholders in some instances have fewer rights and hence less protection under the Delaware Law than under the New Jersey Law. See the discussion under the heading "Comparison of Shareholders' Rights under New Jersey Law and Delaware Law," below.

         On September 29, 1998 the Company's Board of Directors approved, subject to shareholder approval, a proposal (the "Reincorporation Proposal") to change the Company's state of incorporation from New Jersey to Delaware by means of a merger (the "Merger") of the Company with and into FPC Merger Corp. ("Merger Corp."), a newly formed, wholly-owned subsidiary of the Company that has been incorporated under the Delaware Law to effect the Reincorporation Proposal. The principal office of Merger Corp. is 43 Emery Avenue, Flemington, New Jersey 08822, telephone (908) 782-3431. If the shareholders approve the Reincorporation Proposal, Merger Corp. will be the successor corporation of the Merger. A consequence of this Merger will be a change in the law applicable to the Company's corporate affairs, from the New Jersey Law to the Delaware Law, which will also result in certain differences in shareholders' rights. See "Comparison of Shareholders' Rights under New Jersey Law and Delaware Law," below. Immediately following the Merger, the name of Merger Corp. will be changed to "Flemington Pharmaceutical Corporation."

         The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between the New Jersey Law and the Delaware Law. This summary does not purport to be a complete description of the Reincorporation Proposal or the differences between shareholders' rights under the New Jersey Law and the Delaware Law and is qualified in its entirety by reference to (i) the Agreement of Merger dated as of October ___, 1998 between the Company and Merger Corp. (the "Merger Agreement") attached hereto as Annex I, (ii) the Certificate of Incorporation of Merger Corp. (the "New Certificate") attached hereto as Annex II, and (iii) the Bylaws of Merger Corp. (the "New Bylaws") attached hereto as Annex III. Copies of the Company's Articles of Incorporation, as amended (the "Company Articles"), and Bylaws (the "Company Bylaws") are available for inspection at the Company's principal office, and copies will be sent to shareholders on request, without charge.

         Approval of the Reincorporation Proposal by the Company's shareholders will also constitute approval of the Merger and the Merger Agreement, as well as other matters included in the Reincorporation Proposal described in this Proxy Statement. Pursuant to the terms of the Merger Agreement, the New Certificate and New Bylaws will replace the Company Articles and Company Bylaws as the charter documents affecting corporate governance and shareholders' rights. For a description of the differences between the Company Articles and Company Bylaws and the New Certificate and New Bylaws, see "Comparison of Certain Charter Document Provisions," below.

         The approval of the Reincorporation Proposal will affect certain rights of the Company's shareholders. Accordingly, shareholders are urged to carefully read this Proxy Statement and the Annexes hereto. Shareholders of the Company whose shares are not voted in favor of the Reincorporation Proposal will have statutory dissenter's rights. See "Rights of Dissenting Shareholders," below.

Principal Features of the Reincorporation Proposal

         At the Effective Time of the Merger (as defined in the Merger Agreement), the separate existence of the Company will cease and Merger Corp., to the extent permitted by law, will succeed to all business, properties, assets and liabilities of the Company. Each Common Share of the Company issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger, be converted into one share of Common Stock, $.01 par value, of Merger Corp. ("Merger Corp. Common Stock"). At the Effective Time, certificates which immediately prior to the Effective Time represented Common Stock of the Company, including Common Stock held in the treasury of the Company, will be deemed for all purposes to represent the same number of shares of Merger Corp. Common Stock. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF MERGER CORP.

         Approval of the Reincorporation Proposal will not result in any change in the ultimate name, business, management, assets or liabilities of the Company. The Directors and Officers of the Company, including those Directors elected at the Annual Meeting, will be the Directors of Merger Corp. following the Merger. Following the consummation of the Merger, Merger Corp. Common Stock will be listed on the NASD Over-The-Counter Bulletin Board ("OTCBB"), where the Common Stock of the Company is currently listed. The OTCBB will consider the delivery of existing stock certificates representing Common Stock of the Company as constituting "good delivery" of shares of Merger Corp. Common Stock in transactions subsequent to the Merger.

         Pursuant to the terms of the Merger Agreement, each option and warrant to purchase Common Stock of the Company outstanding immediately prior to the Effective Time of the Merger (including, without limitation each option granted under the Company's 1992 Stock Option Plan and 1997 Stock Option Plan, each option granted under an informal, non-qualified plan, and each other outstanding option and each warrant to purchase Common Stock of the Company) will become an option or warrant to purchase Merger Corp. Common Stock, subject to the same terms and conditions as set forth in the 1992 Stock Plan, 1997 Stock Option Plan or other agreement pursuant to which such option or warrant was granted. All employee benefit plans and other agreements and arrangements of the Company will be continued by Merger Corp. upon the same terms and subject to the same conditions as currently in effect. Upon approval by the Company's shareholders of the 1998 Stock Option Plan, its terms and conditions will apply to Merger Corp.

         In accordance with generally accepted accounting principles, the Company expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost in a manner similar to a pooling of interests. Under this method, the assets and liabilities of the combining entities will be carried forward at their recorded historical book values.

         It is anticipated that, if approved by the shareholders, the Merger will become effective as soon as practicable after the Annual Meeting. However, the Merger Agreement provides that the Merger may be abandoned by the Board of Directors of either the Company or Merger Corp. prior to the Effective Time, either before or after shareholder approval. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after shareholder approval; provided, however, that the Merger Agreement may not be amended after shareholder approval if such amendment would (1) alter or change the amount or kind of shares to be received by shareholders in the Merger, (2) alter or change any term of the New Certificate, (3) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the shareholders, or (4) violate applicable law.

Comparison of Certain Charter Document Provisions

         The New Certificate and New Bylaws are similar to the Company Articles and Company Bylaws with respect to most material provisions. Differences between the New Certificate and New Bylaws and the Company Articles and Company Bylaws are primarily the result of differences between the Delaware Law and the New Jersey Law. See "Comparison of Shareholders' Rights under the New Jersey Law and the Delaware Law," below. Significant provisions of the New Certificate and New Bylaws, and certain important similarities and differences between them and the Company Articles and the Company Bylaws of the Company, are discussed below.

         Capital Stock. The authorized capital stock of the Company currently consists of 10,000,000 shares of Common Stock, $.01 par value per share, and 1,000,000 shares of Preferred Stock, $.01 par value ("Preferred Shares"). No Preferred Shares have been issued. As of the effective date of the Merger Agreement, 3,877,300 shares of Common Stock were issued and outstanding and, as of the effective date of the Merger Agreement, a total of 3,316,000 shares of Common Stock have been reserved for issuance.

         Of the reserved shares of Common Stock, a total of 1,500,000 shares have been reserved and evenly divided among each of the Company's 1992, 1997 and 1998 Stock Option Plans. Options to purchase 500,000 shares of Common Stock are currently outstanding, but have not yet been granted under the 1998 Stock Option Plan.

         The November 1997 initial public offering ("IPO") of the Company resulted in the reservation for issuance of sufficient Common Stock to cover 680,000 Class A Warrants. Each Class A Warrant entitles the holder, commencing November 19, 1998 and ending November 19, 2002, to purchase one share of the Company's Common Stock at an exercise price of $5.80 per share. The Underwriters of the IPO were also given the option to purchase an aggregate of 68,000 Units (each Unit consisting of one share of Common Stock and one Class A Warrant). These Underwriters' Options are exercisable for the four-year period commencing November 19, 1998 at a per Unit exercise price of $9.375.

         Another 600,000 shares of Common Stock are reserved for issuance and available for the options granted pursuant to the terms of the employment agreements of Messrs. Dugger and Moroney. An additional 200,000 shares of Common Stock are reserved for issuance pursuant to the options granted to Messrs. Cleaver and Cox under their employment agreements, and another 100,000 shares of Common Stock are reserved for issuance in connection with Mr. Cox's non-plan stock options for additional services to assist the Company in certain proposed acquisitions.

         Further shares of Common Stock are reserved for issuance to cover warrants to purchase an aggregate of 100,000 shares of Common Stock at an exercise price of $2.50 per share were issued to Creative Technologies, Inc. in December, 1996.

         The capitalization of Merger Corp. will consist of 50,000,000 shares of Common Stock, par value $.01 per share ("Merger Corp. Common Stock"), and 1,000,000 shares of Preferred Stock, par value $.01 ("Merger Corp. Preferred

Stock"). Other than the change in the number of authorized shares of Merger Corp. Common Stock, the provisions of the New Certificate setting the terms of Merger Corp. Common Stock are unchanged from the provisions of the Company Articles with regard to the Common Stock of the Company.

         The availability of the additional authorized shares of Merger Corp. Common Stock and Merger Corp. Preferred Stock will give the Board of Directors of Merger Corp. flexibility in negotiating and establishing the terms of possible future acquisitions and financings. Other purposes for which the additional authorized shares could be used include stock dividends or stock splits, conversions of future issues of convertible securities, exchanges for outstanding debt, contributions to employee benefit plans, acquisitions of other entities, or other corporate purposes not now anticipated.

         The Board of Directors of Merger Corp. will be able to authorize the issuance of additional shares of Merger Corp. Common Stock and Merger Corp. Preferred Stock for the foregoing purposes without further shareholder approval, unless required by a particular transaction, by applicable law, or by the rules of the OTCBB. Shareholders of Merger Corp. will have no preemptive rights to purchase any shares of Merger Corp. Common Stock or Merger Corp. Preferred Stock issued in the future. Depending upon the terms thereof, the issuance of additional shares of Merger Corp. Common Stock or Merger Corp. Preferred Stock may or may not have a dilutive effect of the present equity ownership position of Merger Corp.'s then existing holders of Merger Corp. Common Stock or Merger Corp. Preferred Stock, as the case may be.

         The Board of Directors of the Company (which will be the Board of Directors of Merger Corp. after completion of the Merger) believes it is advisable for Merger Corp. to have at its disposal additional authorized shares of Merger Corp. Common Stock in order to enable Merger Corp., as the need may arise, to take prompt advantage of market conditions and the availability of favorable business opportunities without the delay and expense incident to holding a special meeting of Merger Corp. shareholders.

         The New Jersey Law and the Delaware Law are similar with respect to the manner in which directors may fix the terms of a series of preferred stock and the terms which may be so fixed. In Delaware or New Jersey, the certificate of incorporation may authorize the directors to fix the terms of a series of preferred stock and/or provide for different voting rights between series of preferred stock. Both the Company Articles and the New Certificate permit the Board of Directors to exercise broad discretion in fixing the terms and/or voting rights of a series of preferred stock.

         Preemptive Rights. Under the New Jersey Law and the Delaware Law, shareholders have preemptive rights to purchase shares only if the certificate of incorporation so provides. The Company Articles and the New Certificate do not provide shareholders with preemptive rights.

         Compromises with Creditors and Shareholders. The Delaware Law provides that a certificate of incorporation may contain a provision allowing for a compromise or arrangement between a corporation and its creditors or shareholders. Under such a provision, whenever such a compromise or arrangement is proposed, a Delaware court may order a meeting for the purpose of eliciting an agreement to the compromise or the arrangement which would be binding on all such creditors and/or shareholders and the corporation. The New Certificate contains such a provision.

         Board of Directors; Committees. Under the Company Bylaws, the number of directors which shall constitute the Board of Directors is determined by a resolution of the Directors, provided that such number of Directors shall be not less than one. This is unchanged under the New Bylaws.

         Under the Company Bylaws, a majority of the directors in office constitutes a quorum for the transaction of business by the Board of Directors, and an act by a majority of the quorum of Directors constitutes an act of the Board of Directors. The New Bylaws will provide equivalent provisions.

         The Delaware Law provides that a transaction between a corporation and one or more of its directors or officers or an entity in which one or more of its directors or officers has an interest may not be voided if: (1) the material facts of the relationship or interest is disclosed or known to the board or committee so deciding and the contract or transaction is authorized in good faith by a majority vote of the disinterested shareholders, even if the number of disinterested directors is less than a quorum; (2) the material facts of the relationship or interest is disclosed to the shareholders and a majority of the shareholders approve of the transaction; or (3) the contract or transaction is fair and reasonable to the corporation. A similar provision under the New Jersey Law permits a transaction to be declared void if it is between a corporation and one or more directors or entities in which a director has an interest.

         Under both the Company Bylaws and New Bylaws, special meetings of the Board of Directors of the Company may be called by the Chairman of the Board, the President, or any two directors. Under the New Bylaws, special meetings of the Board of Directors may be called by certain officers or at the request of directors constituting one-third of the directors then in office, but not less than two directors.

         The New Jersey Law allows the Board of Directors, by resolution adopted by a majority of the entire Board, to designate an Executive Committee or other committee or committees, each consisting of one or more members, with the power and authority (to the extent permitted by law) to act on behalf of the entire Board if the certificate or bylaws so provides. The Company Articles provide for this. The Delaware Law allows this designation without the need to so provide in the certificate or the bylaws. The New Bylaws will provide that, in the absence or disqualification of a member of the Executive Committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another Board member to act at the meeting in the place of such absent or disqualified member.

         Cumulative Voting. The Company Articles and Company Bylaws do not provide for cumulative voting in the election of directors, nor do the New Certificate and New ByLaws.

Therefore the holders of a majority of the voting power of the Company will be entitled to elect all of the directors of Merger Corp.

         Director Liability and Indemnification of Officers and Directors. Both the New Jersey Law and the Delaware Law contain provisions and limitations regarding directors' liability and regarding indemnification by a corporation of its officers, directors and employees.

         The New Jersey Law permits a New Jersey corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director or officer. However, no such provision may eliminate or limit the liability of a director or officer for any breach of duty based upon an act or omission (i) in breach of the director's or officer's duty of loyalty to the corporation or its shareholders, (ii) not in good faith or involving a knowing violation of law, or
(iii) resulting in receipt by such person of an improper personal benefit. Under the New Jersey Law, corporations are also permitted to indemnify directors in certain circumstances and required to indemnify directors under certain circumstances. Under the New Jersey Law, a director, officer, employee or agent may, in general, be indemnified by the corporation if he has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, under the New Jersey Law, corporations must indemnify a director to the extent the director has been successful on the merits or otherwise. The Company Articles include such a provision. The Company Articles do not have any effect on the availability of equitable remedies (such as an injunction or rescissions) for breach of fiduciary duty. However, as a practical matter, equitable remedies may not be available in particular circumstances.

         The Delaware Law permits a corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages in the case of a breach of fiduciary duties by a director, including conduct which could be characterized as negligence or gross negligence. However, no such provision may eliminate or limit the liability of a director (i) in the case of a breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the unlawful payment of dividends or unlawful stock purchase or redemption or other violations of Section 174 of the Delaware Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. This provision may be extended to persons other than directors if such persons exercise or perform any of the powers or duties otherwise conferred or imposed upon the board of directors. The Delaware Law further provides that no such provision can eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Under the Delaware Law, a corporation has the power to indemnify a director against judgments, settlements and expenses in any litigation or other proceeding other than a derivative suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. The indemnification provisions of the Delaware Law make mandatory the indemnification of a director to the extent that the director has been successful on the merits or otherwise, thus possibly requiring indemnification of settlements in certain instances. The Delaware Law also provides that a director may be indemnified by the corporation for expenses of a derivative suit even if he is not successful on the merits, provided he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, subject, in the case of an adverse judgment, to court approval. The New Certificate includes such a provision.

         Amendments to Bylaws. The New Jersey Law provides that a Board of Directors has the power to make, alter and repeal a corporation's bylaws, unless such power is reserved to the corporation's shareholders in the corporation's certificate of incorporation. The Company Bylaws do not reserve such power to the shareholders. Under the Delaware Law, the shareholders of a Delaware corporation and, if the certificate of incorporation so provides, the Board of Directors, have the power to adopt, amend or repeal a corporation's bylaws. The New Certificate grants the Board of Directors the power to amend the New Bylaws, except with respect to any provisions relating to the classification of directors as Classes A and B or the election of directors.

         Board of Directors. Under the New Jersey Law, a Board of Directors may consist of one or more members as provided in the bylaws and subject to any provision contained in the certificate of incorporation. Under the Delaware Law, a Board of Directors of a corporation may consist of one or more members as provided in the bylaws, unless the certificate of incorporation fixes the number of directors. The New Certificate does not fix the number of directors.

         Under the New Jersey Law, only the shareholders have the power to adopt, amend or repeal regulations; such power may not be conferred upon the directors. A Delaware corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. Under the New Certificate, the directors of Merger Corp. are granted such power, although such power does not preempt or otherwise affect the power of shareholders also to amend the New Bylaws.

         Dividends. The New Jersey Law prohibits a corporation from making a distribution to its shareholders if, after giving effect to such distribution, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities. The Delaware Law permits a corporation to pay dividends out of any surplus. If it does not have a surplus, a dividend may be paid out of any net profits for the fiscal year in which the dividend is paid or for the preceding fiscal year (provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets).

Comparison of Shareholders' Rights under New Jersey Law and Delaware Law

         Although it is impracticable to compare all of the aspects in which the New Jersey Law and the Delaware Law differ with respect to shareholders' rights, the following is a summary of certain significant differences. See also "Certain Charter Document Provisions," above.

         Amendment of Articles/Certificate of Incorporation. To amend a corporation's articles of incorporation, the New Jersey Law calls for the approval of shareholders holding a majority of the voting stock entitled to vote thereon (and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon) unless the corporation's articles of incorporation require a greater percentage. The Company Articles do not require such a percentage. The Delaware Law requires the approval of shareholders holding a majority of the voting power of the outstanding stock of the corporation (and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon) in order to amend the corporation's certificate of incorporation, unless a greater number or proportion is specified in the certificate of incorporation. The New Certificate does not specify such greater number or other proportion of holders of securities having power to vote.

         Right to Call a Special Meeting of Shareholders. The New Jersey Law provides that a special meeting of shareholders may be called by the president, the board of directors, any shareholder, director, officer or other person as may be provided in the bylaws. Upon application of the holder or holders of not less than ten (10) percent of all the shares entitled to vote at a meeting, the Superior Court of New Jersey, for good cause shown, may order that a special meeting be called. The Delaware Law provides that only the board of directors or such person or persons as may be authorized by the certificate of incorporation or bylaws may call special meetings of the shareholders. The New Bylaws provide that special meetings of shareholders may be called by the Chairman or President or the Secretary upon the written request of a majority of the Board of Directors, provided that such request must state the purpose(s) of the proposed meeting.

         Anti-Takeover Provisions. The New Jersey Law provides, among other things, that any person making an offer to purchase in excess of ten (10) percent (or such amount which, when aggregated with such person's present holdings, exceeds ten (10) percent of any class of equity securities) of any corporation or other issuer of securities organized under the laws of New Jersey must, 20 days before the offer is made, file a disclosure statement with the target company and with the Bureau of Securities of the Division of Consumer Affairs of the New Jersey Department of Law and Public Safety (the "Bureau").

         Such a takeover bid may not proceed until after the receipt by the filing party of the Bureau's permission. Such permission may not be denied unless the Bureau, after a public hearing, finds that (i) the financial condition of the offeror is such as to jeopardize the financial stability of the target company or prejudice the interests of any employees or security holders who are unaffiliated with the offeror, (ii) the terms of the offer are unfair or inequitable to the security holders of the target company, (iii) the plans and proposals which the offeror has to make any material change in the target company's, business, corporate structure, or management are not in the interest of the target company's remaining security holders or employees, (iv) the competence, experience and integrity of those persons who would control the operation of the target company are such that it would not be in the interest of the target company's remaining security holders or employees to permit the takeover, or (v) the terms of the takeover bid do not comply with the provisions of Chapter 10A of the New Jersey Law.

         Chapter 10(A) was added to the New Jersey law in 1986 to protect shareholders and other corporate "constituents." It generally provides that no resident domestic corporation shall engage in any business combination with any interested stockholder for a period of 5 years following that interested stockholder's stock acquisition date unless the business combination is approved by the Board of Directors prior to that stock acquisition date. An "interested stockholder" is any person (other than the resident domestic corporation or its subsidiary) that (i) is the beneficial owner directly or indirectly, of ten (10) percent or more of the voting power of the outstanding voting stock of the resident domestic corporation, or (ii) is an affiliate or associate of that resident domestic corporation who, at any time within the five year period immediately prior to the date in question, was a beneficial owner. A "beneficial owner" of stock is a person that, individually or with or through any of its affiliates or associates(i) beneficially owns that stock directly or indirectly,
(ii) has the right to acquire or vote that stock, or (iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of that stock with any other beneficial owner thereof. An "affiliate" of a beneficial owner is a person that directly or indirectly through one or more intermediaries controls, or is controlled by or under common control with, the beneficial owner.

         Accordingly, the New Jersey law gives the Company's Board of Directors a veto power over any business combination proposed by one who directly or indirectly acquires 10% or more of the Company's voting stock that lasts for five years. The "business combinations" at which these provisions are directed include any merger or consolidation.

         Unless it falls under certain excluded categories of transactions, a business combination is prohibited unless any one of the following three conditions are satisfied: (1) the Board of Directors must approve the business combination prior to the stock acquisition date of the interested stockholder;
(2) the holders of two-thirds of the voting stock of the resident domestic corporation not beneficially owned by the interested stockholder must approve the combination by affirmative vote at a meeting called for that purpose; or (3)
(a) the shareholders of the resident domestic corporation must receive the higher of the maximum price paid by the interested stockholder during the five years preceding the announcement date or the date the interested stockholder became such, whichever is higher, or the market value of the corporation's common stock on the announcement date or the interested stockholder's stock acquisition date, whichever yields a higher price, (b) the holder of stock other than Common Stock receives a similarly determined price, taking into account the highest preferential amount per share to which the holders of such shares are entitled in the event of any liquidation, dissolution or winding up of the resident domestic corporation, plus any preferential dividends to which they would be entitled that is not included in the preferential amount, (c) the consideration to the stockholders is paid in cash or in the same form that the interested stockholder used to acquire the largest block of stock that he acquired, (d) the holders of all outstanding stock not owned by the interested stockholder received the consideration required by the preceding paragraphs in the business combination, and (e) the interested stockholder did not become the beneficial owner of any additional shares of stock of the resident domestic corporation between his stock acquisition date and the date of consummation of the business combination, except as part of the transaction that resulted in his becoming an interested stockholder by virtue of proportionate stock splits, dividends or distributions not themselves constituting a business combination, to a business combination meeting the conditions of paragraph (c) bought to purchase at a price that would have satisfied the requirements of paragraphs (a), (b) and (c).

         Delaware's anti-takeover provision, embodied in Section 203 of the Delaware Law, provides that if a person acquires fifteen (15) percent or more of a corporation's voting stock (thereby becoming an "interested stockholder") that person may not engage in a wide range of transactions ("business combinations") with the corporation for a period of three (3) years following the date the person became an interested stockholder unless (i) the board of directors approved either the business combination or the transaction which resulted in the person acquiring such voting stock prior to that acquisition date, (ii) upon consummation of the transaction which resulted in the person becoming an interested stockholder, that person owned at least 85 percent of the corporation's voting stock outstanding at the time the transaction commenced (excluding shares owned by officers and directors and shares owned by employee stock plans in which participants do not have the right to confidentially determine whether shares will be tendered in a tender or exchange offer), or
(iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66-2/3 percent of the outstanding voting stock not owned by the interested stockholder.

         For the purpose of determining whether a stockholder is the "owner" of fifteen (15) percent or more of a corporation's voting stock for purposes of
Section 203, ownership is defined broadly to include beneficial ownership and other indicia of control. A "business combination" is also defined broadly as including (i) mergers and sales or other dispositions of ten (10) percent or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of the corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt in certain instances by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

         The restrictions placed on interested stockholders under the Delaware Law do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation's original certificate of incorporation contains a provision by which it expressly elects not to be governed by the statute, (ii) if the corporation, by action of its shareholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until twelve
(12) months after its adoption and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption, or (iii) if the business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the required notice of the proposed transaction which (a) constitutes one of the transactions described hereafter; (b) is with or by a person who either was not an interested stockholder during the previous three years or who became an interested stockholder with the approval of the corporation's board of directors; and (c) is approved or not opposed by a majority of the members of the board of directors then in office (but not less than one) who were directors prior to any person becoming an interested stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors.

         The proposed transactions referred to above are limited to (i) a merger or consolidation of the corporation (except for a merger in which a vote of the stockholders of the corporation is not required); (ii) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation (other than to any direct or indirect wholly-owned subsidiary or to the corporation) having an aggregate market value equal to 50 percent or more of either the aggregate market value of all of the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; or (iii) a proposed tender or exchange offer for 50 percent or more of the outstanding voting stock of the corporation. The corporation is required to give not less than twenty (20) days notice to all interested stockholders prior to the consummation of any of the transactions described above.

         The New Certificate does not contain a provision electing not to be governed by the statute. The Board of Directors of the Company believes that the provisions of Section 203 will help assure that a change in control of the Company does not occur without the consent of the Board of Directors and/or stockholders of the Company and will encourage any person who seeks to acquire control of the Company to do so by a negotiated transaction rather than through a hostile takeover attempt.

         Management of the Company is not aware of any attempt to acquire the Company by a third party and does not have any plans to propose any other changes to the charter documents or corporate structure of the Company which would have an anti-takeover purpose or effect.

         Mergers, Acquisitions and Other Transactions. In addition to the anti-takeover provisions discussed above, the New Jersey Law provides that the sale of substantially all of a corporation's assets, mergers, consolidations, and any acquisitions which involve the issuance of additional voting shares, such that the number of additional voting shares issued exceeds 40 percent of the voting shares outstanding prior to the transaction, must be approved by a majority of the shares (or, if applicable, a majority of each class or series of shares) entitled to vote thereon.

         Under the Delaware Law, mergers and consolidations require the approval of a majority of the shares entitled to vote thereon. A sale of substantially all of a Delaware corporation's assets must be approved by a majority of the shares outstanding. However, Delaware Law does not require shareholder approval for acquisitions, whether or not additional shares are issued to effectuate the transaction. The Delaware Law allows a board of directors to issue additional shares of stock, up to the amount authorized in a corporation's certificate of incorporation, if the articles so provide. The articles of the New Certificate gives the Board of Directors this power.

         Dissolution. The New Jersey Law and the Delaware Law each provide that a corporation may be voluntarily dissolved by (i) the written consent of all its shareholders or (ii) the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of shareholders, at which meeting the resolution is adopted. The New Jersey Law requires the affirmative vote of the majority of votes cast (assuming that the number of votes cast constitutes a quorum), while the Delaware Law requires the affirmative vote of at least a majority of the outstanding stock.

         Action Without a Meeting. Under the New Jersey Law any action which may be taken by shareholders at a meeting my be taken without a meeting upon the unanimous written consent of the shareholders, whether or not they are entitled to vote thereon. However, if shareholder approval is required to effectuate a merger, consolidation, acquisition or sale of assets, the transaction may also be effectuated if all of the shares entitled to vote thereon provide written consent and all other shareholders are provided with appropriate notice. The Delaware Law provides that, unless limited by the certificate of incorporation, any action which may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of stock having not less than the minimum number of votes otherwise required to approve such action consent in writing. The New Articles contain no such limitation.

         Loans to Directors/Officers/Employees. The New Jersey Law allows a corporation to lend money to, or guaranty an obligation of, any director, officer or employee of the corporation or any subsidiary whenever the directors determine that such an action may reasonably be expected to benefit the corporation. However, a director who votes for such an action may be held jointly and severally liable if the loan or guaranty is made contrary to the provisions of the New Jersey Law. The Delaware Law permits a corporation to lend money to, or to guarantee an obligation of, an officer or other employee of the corporation or any subsidiary thereof, including an officer or employee who is also a director of the corporation or of its subsidiaries, whenever such loan or guarantee may, in the judgment of the directors, reasonably be expected to benefit the corporation. In contrast to the New Jersey Law, the Delaware Law generally does not impose liability on the directors who vote for or assent to the making of a loan to, or guaranteeing an obligation of an officer, director or shareholder.

         Appraisal Rights. Under the New Jersey Law, dissenting shareholders who comply with certain procedures are entitled to appraisal rights in connection with the merger, consolidation or sale, lease exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business, unless the certificate of incorporation otherwise provides. However, appraisal rights are not provided when (i) the shares to vote on such transaction are listed on a national securities exchange or held of record by not less than 1,000 holders (or shareholders receive in such transaction cash and/or securities which are listed on a national securities exchange or held of record by not less than 1,000 shareholders) or (ii) no vote of the corporation's shareholders is required for the proposed transaction. See "Rights of Dissenting Shareholders," below.

         Under the Delaware Law, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation. Such appraisal rights are not provided when (i) the shares of the corporation are listed on a national securities exchange or designated as a national market system security by the NASD or held of record by more than 2,000 shareholders and stockholders receive in the merger shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or designated as a national market system security by the NASD, or held of record by more than 2,000 shareholders or (ii) the corporation is the surviving corporation and no vote of its stockholders is required for the merger.

         Repurchases of Stock. The New Jersey Law prohibits a corporation from repurchasing or redeeming its shares if (i) after giving effect to such repurchase or redemption, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities, (ii) after giving effect to such repurchase or redemption, the corporation would have no equity outstanding,
(iii) the redemption or repurchase price exceeded that specified in the securities acquired, or (iv) such repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation. Under the Delaware Law, a corporation may repurchase or redeem its shares only out of surplus and only if such purchase does not impair its capital. However, a corporation may redeem preferred stock out of capital if such shares will be retired upon redemption and the stated capital of the corporation is thereupon reduced in accordance with the Delaware Law.

Federal Income Tax Consequences of the Merger

         The Company will not request a ruling from the United States Internal Revenue Service regarding the federal income tax consequences of the Merger. However, the Company believes the Merger will constitute a reorganization under
Section 368 of the Code. Consequently, holders of Common Stock will not recognize any gain or loss for federal income tax purposes as a result of the conversion of their Common Stock into shares of Merger Corp. Common Stock. For federal income tax purposes, a holder's aggregate basis in the shares of Merger Corp. Stock received in the Merger will equal such holder's aggregate basis in the Common Stock converted therefor and such holder's holding period for Merger Corp. Common Stock received in the Merger will include his holding period in the Common Stock converted therefor.

         Likewise, the Company will not recognize any gain or loss for federal income tax purposes upon the transfer of its property to Merger Corp. pursuant to the Merger. In addition, Merger Corp. will succeed to and take into account the earnings and profits, accounting methods, and other tax attributes of the Company specified in Section 381(c) of the Code.

         Holders of Common Stock should consult their own tax advisors as to the application and effect of state, local and foreign income and other tax laws to the conversion of their Common Stock into shares of Common Stock of Merger Corp. pursuant to the Merger.

Rights of Dissenting Shareholders

         Chapter 11 of the New Jersey Law sets forth the rights of shareholders of the Company who object to the Plan of Merger and the adoption of the Merger Agreement. Any shareholder of the Company who does NOT vote in favor of the Reincorporation Proposal or who duly revokes his vote in favor of such transaction may be paid, in cash, the fair market value of his shares, provided each and every one of the following actions is strictly complied with, within the time provided therefor:

         1. Prior to the taking of the vote of the shareholders of the Company, a dissenting shareholder must file with the Company, addressed to the attention of Robert F. Schaul, Esq., the Secretary of the Corporation, a written Notice of Dissent therefrom, stating that the shareholder intends to demand payment for his shares if the Merger occurs.

         2. Within ten (10) days after the reincorporation has taken effect, Merger Corp. must give written notice of the effective date of such action, by certified mail, to each shareholder who filed a written Notice of Dissent.

         3. Within twenty (20) days after the mailing of the notice of the effective date of the reincorporation, any shareholder to whom Merger Corp. was required to give such notice and who has filed a written Notice of Dissent, may make written demand on Merger Corp. for the payment of the fair value of his shares.

         4. Not later than twenty (20) days after making such written demand for payment, the dissenting shareholder must submit the certificate or certificates representing his or her shares to Merger Corp., addressed to the attention of Robert F. Schaul, Esq., for notation thereon that such demand has been made, whereupon such certificate or certificates will be returned to the shareholder.

         5. Not later than ten (10) days following such twenty (20) day written demand period, if the dissenting shareholder has made such written demand, Merger Corp. must mail the dissenting shareholder the balance sheet and the surplus statement of Merger Corp. as of the last available date (which shall not be earlier than twelve (12) months prior to the date of the Merger and a profit and loss statement or statements for not less than a twelve (12) month period ending on the date of such balance sheet. This mailing may be accompanied by a written offer from Merger Corp. to pay each dissenting shareholder his shares at a specified price deemed by Merger Corp. to be the fair value thereof.

         6. If the fair value of the shares is not agreed upon between the dissenting shareholder and Merger Corp. within thirty (30) days following the ten (10) day mailing period, the shareholder is entitled to serve upon Merger Corp., not later than thirty (30) days after the expiration of the thirty (30) day period available (after the ten (10) day mailing period) for reaching agreement on the fair value a demand that Merger Corp. commence an action in the Superior Court of New Jersey for the determination of the fair value of the shareholder's Merger Corp. shares.

         7. If Merger Corp. fails to commence such action within 30 days following receipt of the dissenting shareholder's demand that it do so, the shareholder will be entitled to commence such an action in the name of Merger Corp. not later than 90 days following his or her demand that Merger Corp. commence such action. The Merger Corp. intends to commence such a proceeding in the event of such a disagreement.

         A negative vote on the Reincorporation Proposal does not constitute a "written objection" required to be filed by an objecting stockholder. Failure by a stockholder to vote against the Reincorporation Proposal will not, however, constitute a waiver of rights under Chapter 11 of the New Jersey Law provided that a written objection is properly filed and such stockholder has not voted in favor of the Reincorporation Proposal.

         The foregoing does not purport to be a complete statement of the provisions of Chapter 11 of the New Jersey Law and is qualified in its entirety by reference to the Section, a copy of which is reproduced in full as Annex IV. Each stockholder intending to exercise dissenters' rights should review Annex IV carefully and consult his counsel for a more complete and definitive statement of the rights of dissenting stockholders and the proper procedure in order to exercise such rights.

         Under the Merger Agreement, the Board of Directors may abandon the Reincorporation Proposal, even after stockholder approval, if for any reason the Board determines that it is inadvisable to proceed, including considering the number of shares for which appraisal rights have been exercised and the cost to the Company thereof.

Vote Required

         The affirmative vote of the holders of a majority of the votes cast at the meeting is required for approval of the Reincorporation Proposal. A vote for the Reincorporation Proposal will constitute specific stockholder approval for the adoption of the Merger Agreement and all other transactions related to the Reincorporation Proposal.

         The affirmative vote of the holders of a majority of the votes entitled to be cast is required for approval of the Reincorporation Proposal. A vote "FOR" the Reincorporation Proposal also will constitute approval of the Merger, the Merger Agreement, and the New Certificate, as well as the related matters described in this Proxy Statement.

Amendment To the Company's Articles Of Incorporation To Increase the Company's Authorized Capital Stock

         Under the provisions of Article Fourth of the Company Articles, the Company's current authorized capital consists of 10,000,000 shares of Common Stock, par value of $.01 per share and 1,000,000 shares of Preferred Stock, par value $.01 per share. There are presently 3,877,300 shares of the Company's Common Stock issued and outstanding. There are 3,316,000 shares of stock reserved for issuance, including shares of Common Stock reserved for issuance under the Company's l992, 1997 and 1998 Stock
Option Plans and reserved for outstanding nonplan options and warrants, including warrants issued in the company's initial public offering.

         At a meeting held by the Board of Directors on September 4, 1998 a resolution was unanimously adopted by the Board of Directors of the Company approving for submission to a vote of the shareholders a proposal to amend Article Fourth of the Company Articles to provide for total authorized capital stock of the Company of 51,000,000 shares, which 50,000,000 shares will consist of Common Stock and 1,000,000 shares will be Preferred Stock. In all other respects the Company Articles would remain unchanged.

         The Board of Directors believes that the authorization of an additional 40,000,000 shares of Common Stock will provide increased flexibility for future growth of the Company and provide the opportunity for enhanced marketability of the Company's Common Stock.

         If approved, the increased number of authorized shares of Common Stock would be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of shareholders of the Company will be required, except as provided under the applicable state corporation law or the rules of any national securities exchange or interdealer quotation system on which shares of Common Stock are listed or designated for quotation. The availability of additional shares for issue, without the delay and the expense of obtaining the approval of shareholders at a special meeting, will afford the Company greater flexibility in acting upon proposed transactions. The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock of the Company now authorized. Current holders of Common Stock do not have preemptive rights to subscribe for additional securities which may be issued by the Company.

         The Company has had, and may in the future have, discussions with various parties regarding the issuance of additional shares of Common Stock. The increase in the authorized number of shares of Common Stock of the Company would permit the Board of Directors to consider such issuances or entertain the possibility of declaring a stock dividend to its existing shareholders or to provide for additional shares to be reserved for issuance under existing or future stock option plans as a means of retaining qualified management personnel and attracting additional qualified personnel to the Company. In addition to the foregoing reasons for the increase in the authorized number of shares of capital stock, the availability of the additional shares could also be utilized by the Company as part of a defensive strategy against an unfriendly takeover attempt, although no such action is presently known to exist nor presently anticipated. Although the Company anticipates issuing the newly-authorized shares of Common Stock at some time in the future for any one of the foregoing reasons, there are no present intentions of doing so for any particular purpose.

Vote Required

         The affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock of the Company present, or represented by proxy, and entitled to vote thereon at the Meeting, is required for amendment of the Company's Articles of Incorporation.

Recommendation of the Board of Directors

         The Board of Directors recommends a vote "FOR" the approval of the Reincorporation Proposal and the following amendment to Article Fourth of the Articles, as approved by the Board of Directors:


          "FOURTH: The total authorized capital stock of the Corporation shall consist of 51,000,000 shares, which shall be divided into two classes as follows:

             50,000,000 shares of Common Stock, par value $.01 per share;  and
              1,000,000 shares of Preferred Stock, par value $.01 per share."



                                     GENERAL

         The Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

         The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to shareholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies.

         A copy of the Company's Form 10-KSB for the fiscal year ended July 31, 1998 as filed with the Securities and Exchange Commission, accompanies this Proxy Statement. Upon written request, the Company will provide each shareholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to Flemington Pharmaceutical Corporation, 43 Emery Avenue, Flemington, New Jersey 08822, Attn:
Robert F. Schaul, Secretary.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to items to be voted upon, shareholders may (i) vote in favor of, or FOR, the item, (ii) vote AGAINST the item or, (iii) ABSTAIN from voting on one or more items. Shareholders should specify their choices on the enclosed proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of all directors, FOR approval of the Reincorporation proposal and the amendment of the Company's Articles of Incorporation to increase the Company's authorized capital, FOR the adoption of the 1988 Stock Option Plan, and FOR the ratification the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 1999.

                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

         Any shareholder proposals intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company at its office in Flemington, New Jersey on or before _____________, 1999 in order to be considered for inclusion in the Company's proxy statement and proxy relating to such meeting. The Company has received no shareholders nominations or proposals for the annual meeting.

                                VOTING OF PROXIES

         Proxies may be revoked by shareholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated, the Common Stock represented thereby will be voted FOR the election of Directors, FOR the Reincorporation Proposal and the amendment of the Company's Articles of Incorporation, FOR the adoption of the 1998 Stock Option Plan, and FOR the appointment of Wiss & Company, LLP as the Company's independent certified public accounts for the fiscal year ended July 31, 1999.

                              REVOCABILITY OF PROXY

         Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above. Any shareholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

                            METHOD OF COUNTING VOTES

         Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulation of the primary trading markets applicable to most brokers, both the election of directors or the ratification of the appointment of accountants are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Item 1, the Proxy confers authority to vote for all of the six (6) persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted "For" Items 2, 3, and 4 unless "Against" or "Abstain" is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of Management.

                                    By order of the Board of Directors

                                    /s/  Harry A. Dugger, III
                                    ---------------------------------------
                                    Harry A. Dugger, III
                                    President and Chief Executive Officer

October 30, 1998

                                                                         ANNEX 1

                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER, dated as of October ____, 1998, by and between Flemington Pharmaceuticals Corporation, a Delaware corporation ("Flemington-Del.") and Flemington Pharmaceutical Corporation, a New Jersey corporation and the sole shareholder of Flemington-Del. ("Flemington-NJ").

         WHEREAS, the Board of Directors and the shareholders of each of Flemington-Del. and Flemington-NJ have each approved the merger of Flemington-Del. with and into Flemington-NJ in accordance with the General Corporation Law of the State of Delaware (the "GCL") and the New Jersey Business Corporation Act (the "NJBCA") upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Flemington-Del. and Flemington-NJ hereby agree as follows:

                  1. The Merger. Upon the terms and conditions hereof, and in accordance with the GCL and the NJBCA, at the Effective Time (as defined below), Flemington-NJ shall be merged (the "Merger") with and into Flemington-Del.

                  2. Effective Time. As soon as practicable following the execution hereof Flemington-NJ and Flemington-Del. shall file with the Secretary of State of the State of Delaware a certificate of ownership and merger executed in accordance with the relevant provisions of the GCL, and Flemington-Del. and Flemington-NJ shall file with the Secretary of State of the State of New Jersey a certificate of merger executed in accordance with the relevant provisions of the NJBCA. The Merger shall become effective at the time each such filing is completed (the "Effective Time").

                  3. Effects of the Merger. The Merger shall have the effects set forth in the GCL and the NJBCA. Without limiting the generality of the foregoing, at the Effective Time: (a) the separate existence of Flemington-NJ shall cease; (b) Flemington-Del as the surviving corporation (the "Surviving Corporation") shall possess all of the rights, privileges, powers, immunities, purposes and franchises, both public and private, of each of Flemington-NJ and Flemington-Del.; (c) all real and personal property, tangible and intangible of every kind and description belonging to Flemington-NJ and Flemington-Del. shall be vested in the Surviving Corporation without further act or deed, and the title to any real estate or any interest therein vested in either Flemington-NJ or Flemington-Del. shall not revert or in any way be impaired by reason of the Merger; and (d) the Surviving Corporation shall assume all the obligations of Flemington-NJ.

                  4. Certificate of Incorporation and Bylaws. The Certificate of Incorporation and Bylaws of Flemington-Del. shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

                  5. Directors. The directors of Flemington-NJ at the Effective

Time shall be the initial directors of the Surviving Corporation, until their successors shall have been duly elected or appointed and qualified.

                  6. Officers. The officers of Flemington-NJ at the Effective Time shall be the initial officers of the Surviving Corporation, until their successors shall have been duly appointed.

                  7. Conversion of Stock of Flemington-Del. and Flemington-NJ.

                  (a) At the Effective Time, each share of common stock, $.01 par value per share, of Flemington-NJ (the "Flemington-NJ Common Stock") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one fully paid and nonassessable share of common stock, par value $.01 per share, of Flemington-Del. (the "Flemington-Del. Common Stock"). Upon the surrender to Flemington-Del. of any certificates evidencing shares of Flemington-NJ Common Stock by any holder thereof, Flemington-Del. agrees to issue to such holder certificates evidencing an equal number of shares of Flemington-Del. Common Stock or Flemington-Del.

                  (b) Each share of capital stock of Flemington-Del. issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and cease to exist.

                  8. Warrants and Options. At the Effective Time, any warrants or options to purchase shares of Flemington-NJ Common Stock (the "Rights") issued by Flemington-NJ and outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holders of the Rights, be converted into and become warrants or options, as the case may be (the "New Rights") to purchase an equal number of shares of Flemington-Del. Common Stock upon substantially the same terms and conditions as the Rights and any other rights and obligations contained in the certificates evidencing the Rights shall be deemed to be and shall become the rights and obligations of Flemington-Del. At the Effective Time, by its signature below, Flemington-Del. assumes absolutely, unconditionally and irrevocably the obligations of Flemington-NJ under the certificates evidencing the Rights. At the Effective Time, Flemington-Del. agrees to reserve for issuance shares of Flemington-Del. Common Stock and Flemington-Del. equal in number to the number of shares of Flemington-NJ Common Stock for which the New Rights may be exercised. Upon the surrender to Flemington-Del. of any certificate evidencing Rights by any holder of Rights, Flemington-Del. agrees to issue to any such holder a certificate evidencing New Rights to purchase that number of shares of Flemington-Del. Common Stock equal to the number of shares of Flemington-NJ Common Stock for which the Rights so surrendered were exercisable.

                  9. Other Actions. From and after the Effective Time, the parties hereto shall take such other and further actions, in addition to the filings described in paragraph 1, as may be required by law to make the Merger effective.

                  10. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws; provided, however, that the consummation and effectiveness of the Merger shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the State of New Jersey.

                  11. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  12. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement except for Sections 4, 7, and 8 (which are intended to be for the benefit of the persons referred to therein, and may be enforced by such persons).

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its duly authorized officers, all as of the day and year first above written.

FLEMINGTON PHARMACEUTICAL CORPORATION,
a New Jersey Corporation


By:____________________________________
      Harry A. Dugger, III, President


FLEMINGTON PHARMACEUTICAL CORPORATION,
a Delaware corporation


By:____________________________________
     Harry A. Dugger, III, President

                                                                         ANNEX 2

                          CERTIFICATE OF INCORPORATION

                                       OF


                               ------------------

                      FLEMINGTON PHARMACEUTICAL CORPORATION

                               ------------------

   (Under Section 101 of the General Corporation Law of the State of Delaware)

                             * * * * * * * * * * * *

         The undersigned, in order to form a corporation for the purposes hereinafter stated pursuant to the provisions of the General Corporation Law of the State of Delaware, does HEREBY CERTIFY AS FOLLOWS:

                                  ARTICLE FIRST
                                      NAME

         1.1 The name of the corporation (hereinafter called the "Corporation") is FLEMINGTON PHARMACEUTICAL CORPORATION.

                                 ARTICLE SECOND
                      NAME AND ADDRESS OF REGISTERED AGENT

         2.1 The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, zip code 19805. The name of the Corporation's registered agent at such address is Corporation Service Company.

                                  ARTICLE THIRD
                               NATURE OF BUSINESS

         3.1 The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                 ARTICLE FOURTH
                                  CAPITAL STOCK

         4.1 Authorized Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is fifty-one million (51,000,000) shares, which are to be divided into two classes as follows:

                  50,000,000 shares of Common Stock, par value $.001 per share; and

                  1,000,000 shares of Preferred Stock, par value $.001 per share.

         4.2 Designation of Relative Rights, Prefrences and Qualifications of Preferred Stock. The Board of Directors of the Corporation is authorized, subject to limitations prescribed by law and the provisions of this Article, to provide for the issuance from time to time in one or more series of any number of the shares of Preferred Stock, and, by filing a certificate pursuant to the Delaware General Corporation Law, to establish the number of shares to be included in each such series, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares of each such series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                  (a) The number of shares constituting that series and distinctive designation of that series;

                  (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and whether they shall be payable in preference to, or in another relation to, the dividends payable on any other class or classes or series of stock;

                  (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                  (d) Whether that series shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

                  (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                  (f) Whether that series shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of that series, and, if so, the terms and amounts of such sinking fund;

                  (g) The right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase or redemption or other acquisition by the Corporation or any subsidiary of any outstanding stock of the Corporation;

                  (h) The rights of the shares of that series in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation and whether such rights shall be in preference to, or in another relation to, the comparable rights of any other class or classes or series of stock; and

                  (i) Any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that series.

         4.3 Status of Redeemed Shares of Preferred Stock. Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions and the restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock.

         4.4 Common Stock Voting Rights. Subject to the provisions of any applicable law, or except as otherwise provided by the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of outstanding shares of Common Stock shall exclusively possess voting power for the election of directors and for all other purposes, each holder of record of shares of Common Stock being entitled to one vote for each share of Common Stock standing in his name on the books of the Corporation.

         4.5 Common Stock Dividends. Except as otherwise provided by the resolution or resolutions providing for the issue of any series of Preferred Stock, after payment shall have been made to the holders of Preferred Stock of the full amount of dividends to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of Common Stock shall be entitled, to the exclusion of the holders of preferred stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors.

         4.6 Rights of Common Stock Upon Liquidation, Etc. Except as otherwise provided by the resolution or resolutions providing for the issue of any series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to the holders of Preferred Stock of the full amount to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

         4.7 Changes in Authorized Stock. The number of authorized shares of any class may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote.

                                  ARTICLE FIFTH
                                   MANAGEMENT

         5.1 The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The Board of Directors of the Corporation shall have at all times at least one (1) director. The number of directors shall be determined in the manner provided in the By-Laws.

                                  ARTICLE SIXTH
                              DURATION OF EXISTENCE

         6.1 The Corporation is to have perpetual existence.

                                 ARTICLE SEVENTH
                        POWERS OF THE BOARD OF DIRECTORS

         7.1 In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation without the assent or vote of the stockholders.

                                 ARTICLE EIGHTH
                              ELECTION OF DIRECTORS

         8.1 Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

         8.2 Meetings of stockholders may be held within or without the State of Delaware, as the By-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

                                  ARTICLE NINTH
                             LIABILITY OF DIRECTORS

         9.1 A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability:

                  (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,

                  (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation or the law,

                  (iii) under Section 174 of the General Corporation Law of Delaware, or

                  (iv) for any transaction from which the director derived an improper personal benefit.

         9.2 If the General Corporation Law of Delaware is amended, changed or modified to authorize corporate action further eliminating or limiting the personal liability of directors to the Corporation, its stockholders or third parties, then the liability of the directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware, as so amended, changed or modified. Any repeal, amendment or modification of the provisions of this Article Ninth by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation relating to claims arising in connection with events which took place prior to the date of such repeal, amendment or modification.

                                  ARTICLE TENTH
                                 INDEMNIFICATION

         10.1 The Corporation shall indemnify any person who was or is a party or witness, or is threatened to be made a party or witness, to any threatened, pending or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative (including a grand jury proceeding), by reason of the fact that he or she (i) is or was a director or officer of the Corporation or, (ii) as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent, partner or trustee (or in any similar position) of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the fullest extent permitted by the General Corporation Law of Delaware and any other applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding, or in connection with any appeal thereof; provided, however, that, except as provided in Section 10.2 of this Article with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such person in connection with an action, suit or proceeding (or part thereof) initiated by such person only if the initiation of such action, suit or proceeding (or part thereof) was authorized by the Board of Directors. Such right to indemnification shall include the right to payment by the Corporation of expenses incurred in connection with any such action, suit or proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer in advance of the final disposition of such action, suit or proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Article or otherwise.

         10.2 Any indemnification or advancement of expenses required under this Article shall be made promptly, and in any event within sixty (60) days, upon the written request of the person entitled thereto. If a determination by the Corporation that the person is entitled to indemnification pursuant to this
Article is required, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, of if payment in full pursuant to such request is not made within sixty (60) days, the right to indemnification and advancement of expenses as granted by this Article shall be enforceable by the person in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action or proceeding shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for advancement of expenses pursuant to this Article where the required undertaking has been received by the Corporation) that the claimant has not met the standard of conduct set forth in the General Corporation Law of Delaware, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board of Directors, independent legal counsel or the stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of Delaware, nor the fact that there has been an actual determination by the Corporation (including the Board of Directors, independent legal counsel or the stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         10.3 The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such a person. Any repeal or modification of the provisions of this Article Tenth shall not affect any obligations of the Corporation or any rights regarding indemnification and advancement of expenses of a director, officer, employee or agent with respect to any threatened, pending or completed action, suit or proceeding for which indemnification or the advancement of expenses is requested, in which the alleged cause of action accrued at any time prior to such repeal or modification.

         10.4 The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the

Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article, the General Corporation Law of Delaware or otherwise.

         10.5 If this Article or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer of the Corporation as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including, without limitation, a grand jury proceeding and an action, suit or proceeding by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated, by the General Corporation Law of Delaware or by any other applicable law.

                                ARTICLE ELEVENTH
                            COMPROMISE WITH CREDITORS

         11.1 Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, in a summary fashion, upon the application of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the Delaware General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the Delaware General Corporation Law, order a meeting of the creditors or class of creditors, and/or of the stockholders or a class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on this Corporation.

                                 ARTICLE TWELFTH
                          CERTAIN BUSINESS COMBINATIONS

         12.1 The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware, as amended from time to time, relating to business combinations with interested stockholders.

         IN WITNESS WHEREOF, I have hereunto signed my name and affirm that the statements made herein are true under penalties of perjury, this ____ day of November, 1998.





                                         __________________________________
                                         Gerard S. DiFiore, Incorporator

                                         REED SMITH SHAW & McCLAY LLP
                                         One Riverfront Plaza
                                         Newark, New Jersey 07102

                                                                         ANNEX 3

                                     BY-LAWS

                                       OF
                              ---------------------

                      FLEMINGTON PHARMACEUTICAL CORPORATION
                            (a Delaware corporation)

                              ---------------------

                                    ARTICLE I
                                     OFFICES

                  The registered office of Flemington Pharmaceutical Corporation (the "Corporation") shall be located in Wilmington, Delaware. The principal office of the Corporation shall be in the City of Flemington, County of Hunterdon, State of New Jersey. The Corporation may also have offices at such other places within or without the State of Delaware as the Board may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II
                                  SHAREHOLDERS

         1.       Place of Meetings.

                  Meetings of shareholders shall be held at the principal office of the Corporation or at such place within or without the State of Delaware as the Board shall authorize.

         2.       Annual Meeting.

                  The annual meeting of the shareholders shall be held on the first Tuesday of the fifth month following the close of the Corporation's fiscal year at 10:00 a.m. in each year if not a legal holiday, and if a legal holiday, then on the next business day following at the same hour, or at such other date and time as may be fixed by the Board of Directors, when the shareholders shall elect a Board and transact such other business as may properly come before the meeting.

         3.       Special Meetings.

                  Special meetings of the shareholders may be called by the Board or by the President and shall be called by the President or the Secretary at the request in writing of a majority of the Board or at the request in writing by shareholders owning a majority in amount of the shares issued and outstanding. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at s special meeting shall be confined to the purposes stated in the notice.

         4.       Fixing Record Date.

                  For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the Board shall fix, in advance, a date as the record date for any such determination of shareholders. Such date shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed, it shall be determined in accordance with the provisions of law.

         5.       Notice of Meetings of Shareholders.

                  Written notice of each meeting of shareholders shall state the purpose or purposes for which the meeting is called, the place, date, and hour of the meeting and, unless it is the annual meeting, shall indicate that it is being issued by or at the direction of the person or persons calling the meeting. Notice shall be given either personally or by mail to each shareholder entitled to vote at such meeting, not less than ten nor more than sixty days before the date of the meeting. If action is proposed to be taken that might entitle the shareholders to payment for their shares, the notice shall include a statement of that purpose and to that effect. If mailed, the notice is given when deposited in the United States mail, with postage thereon prepaid, directed to the shareholder at his address as it appears on the record of shareholders, or, if he shall have filed with the Secretary & written request that notices to him be mailed to some other address, then directed to him at such other address. Unless the Board shall fix after the adjournment a new record date for an adjourned meeting, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment was taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

         6.       Waivers.

                  Notice of meeting need not be given to any shareholder who signs a waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him.

         7.       Quorum of Shareholders.

                  Unless the Certificate of Incorporation provides otherwise, the holders of a majority of the shares entitled to vote thereat shall constitute a quorum at a meeting of shareholders for the transaction of any business, provided that when a specified item of business is required to be voted on by a class or classes, the holders of a majority of the shares of such class or classes shall constitute a quorum for the transaction of such specified item of business.

                  When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any shareholders.

                  The shareholders present may adjourn the meeting despite the absence of a quorum.

         8.       Proxies.

                  Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting may authorize another person or persons to act for him by proxy.

                  Every proxy must be signed by the shareholder or his attorney-in-fact. No proxy shall be valid after expiration of eleven months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

         9.       Qualification of Voters.

                  Every shareholder of record shall be entitled at every meeting of shareholders to one vote for every share standing in his name on the record of shareholders, unless otherwise provided in the Certificate of Incorporation.

         10.      Vote of Shareholders.

                  Except as otherwise required by statute or by the Certificate of Incorporation:

                  (a) directors shall be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election;

                  (b) all other corporate action shall be authorized by a majority of the votes cast.

         11.      List of Shareholders.

                  The officer who has charge of the stock ledger of the Corporation, or the transfer agent of the Corporation's stock, if there be one then acting, shall prepare and make, at least ten days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, at the place where the meeting is to be held, or at the office of the transfer agent. A list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.

         12.      Inspectors.

                  The Board of Directors may, in advance of any meeting of shareholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed, or if any of them shall fail to appear or act, the chairman of the meeting may, and on the request of any shareholder entitled to vote thereat, shall appoint inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to faithfully execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the chairman of the meeting or any shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as inspector at an election of directors. Inspectors need not be shareholders.

         13.      Written Consent of Shareholders.

                  Any action that may be taken by vote may be taken without a meeting or written consent, setting forth the action so taken, signed by the holders of all the outstanding shares entitled to vote thereon or signed by such lesser number of holders as may be provided for in the Certificate of Incorporation or Delaware General Corporation Law, and shall be filed with the Secretary as part of the corporate records.


                                   ARTICLE III
                                    DIRECTORS

         1.       Board of Directors.

                  Subject to any provision in the Certificate of Incorporation the business of the Corporation shall be managed by its Board of Directors, each of whom shall be at least eighteen years of age and need not be shareholders.

         2.       Number of Directors.

                  The number of directors shall be not less than three (3) nor more than nine (9). However, when all of the shares are owned by less than three shareholders, the number of directors may be less than three but not less than the number of shareholders. The number of directors shall be fixed by the Board from time to time.

         3.       Election and Term of Directors.

                  At each annual meeting of shareholders, the shareholders shall elect directors to hold office until the next annual meeting. Each director shall hold office until the expiration of the term for which he is elected and until his successor has been elected and qualified, or until his prior resignation or removal.

         4.       Newly Created Directorships and Vacancies.

                  (a) Newly created directorships resulting from an increase in the authorized number of directors and vacancies occurring in the Board for any reason, except the removal of directors without cause, may be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum exists. Vacancies occurring by reason of the removal of directors without cause shall be filled by vote of the shareholders. A director elected to fill a vacancy caused by resignation, death, or removal shall be elected to hold office for the unexpired term of his predecessor.

                  (b) If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any shareholder or an executor, administrator, trustee or guardian of a shareholder may call a special meeting of shareholders in accordance with the provisions of these By-Laws. Each director elected to fill a vacancy shall hold office until the next succeeding annual meeting of shareholders and until his successor is elected and has qualified or until his earlier displacement from office by resignation, removal, replacement or otherwise.

         5.       Removal of Directors.

                  Any or all of the directors may be removed for cause by vote of the shareholders or by action of the Board. Directors may be removed without cause only by vote of the shareholders.

         6.       Resignation.

                  A director may resign at any time by giving written notice to the Board, the President, or the Secretary of the Corporation. Unless otherwise specified by the notice, the resignation shall take effect upon receipt thereof by the Board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

         7.       Quorum of Directors.

                  Unless otherwise provided in the Certificate of Incorporation, a majority of the entire Board shall constitute a quorum for the transaction of business or of any specified item of business. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present thereat, or if no director be present, the Secretary may adjourn such meeting to another time and place, or such meeting, unless it be the annual meeting of the Board of Directors need not be held. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. Except as provided in Section 11 of this Article III of these By-Laws, the directors shall act only as a Board and the individual directors shall have no power as such.

         8.       Action of the Board.

                  (a) Unless otherwise required by law, the vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board. Each director present shall have one vote regardless of the number of shares, if any, which he may hold.

                  (b) Whenever any action is required or permitted to be taken by the Board or any committee thereof, such action may be taken without a meeting if all members of the Board or the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consent thereto by members of the Board or committee shall be filed with the minutes of the proceedings of the Board or committee. Meetings may also be held by conference telephone.

         9.       Place and Time of Board Meetings; Notice; Adjournment.

                  (a) The Board may hold its meetings at the office of the corporation or at such other places, either within or without the State of Delaware, as it may, from time to time, determine.

                  (b) A regular annual meeting of the Board shall be held immediately following the annual meeting of shareholders at the place of such annual meeting of shareholders.

                  (c) Regular meetings of the Board may be held without notice at such time and place as it from time to time shall determine.

                  (d) Special meetings of the Board shall be held upon notice to the directors and may be called by the President upon three days' prior notice given to each director either personally or by mail; or upon 24 hours' prior notice to each director, if given by telephone, fax, cable, or wireless. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid. Special meetings shall be called by the President or by the Secretary in a like manner on written request of two directors. Notice of a meeting need not be given to any director who submits a waiver of notice whether before or after the meeting or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to him. Except as otherwise specifically required by these By-Laws, a notice or waiver of notice of any regular or special meeting need not state the purposes of such meeting.

                  (e) A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of the adjournment shall be given to all Directors who were absent at the time of the adjournment and, unless such time and place are announced at the meeting, to the other Directors.

         10.      Chairman and Secretary of Meeting.

                  At all meetings of the Board, the chairman or, in his absence, the President or, in his absence, Vice President or, in his absence, a chairman chosen by the Board shall preside. The Secretary, or in his absence or inability to act, any person appointed by the chairman, shall act as secretary of the meeting and keep the minutes thereof.

         11.      Executive and Other Committees.

                  (a) The Board, by resolution adopted by a majority of the entire Board, may designate from among its members an executive committee and other committees, each consisting of one or more directors. Each such committee shall serve at the pleasure of the Board.

                  (b) Any such committee, to the extent provided in the resolution, shall have and may exercise the powers of the Board of Directors and the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that in the absence or disqualification of any member of such committee or committees, the member of members thereof present at any meeting, and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Each committee shall keep minutes of its proceedings and shall report such minutes to the Board of Directors when required. All such proceedings shall be subject to revision or alteration by the Board of Directors, provided, however, third parties shall not be prejudiced by such revision or alteration.

                  (c) A majority of any committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in Section 9 of this Article III. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board of Directors from appointing one or more committees consisting in whole or in part of persons who are directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board of Directors.

         12.      Compensation.

                  No compensation shall be paid to directors, as such, for their services, but by resolution of the Board a fixed sum and expenses for actual attendance at each regular or special meeting of the Board may be authorized. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

         13.      Liability of Directors in Certain Cases.

                  In case of any willful or negligent violation of the provisions of Section 160 or 173 of the Delaware General Corporation Law, the directors under whose administration the same may happen may be jointly and severally liable to the Corporation, and to its creditors in the event of its dissolution or insolvency, for the full amount of the dividend unlawfully paid, or for the full amount unlawfully paid for the purchase or redemption of the Corporation's stock, with interest from the time such liability accrued. Any director who may have been absent when the same was done, or who may have dissented from the act or resolution by which the same was done, may exonerate himself from such liability by causing his dissent to be entered on the books containing the minutes of the proceedings of the directors at the time the same was done, or immediately after he has notice of the same.

         14.      Access to Books and Records.

                  Any director shall have a right to examine the Corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his position as a director. A director shall, in the performance of his duties be fully protected in relying in good faith upon the books of account or reports made to the Corporation by any of its officers, or by an independent certified accountant, or by an appraiser selected with reasonable care by the Board of Directors, or in relying in good faith upon other records of the Corporation.


                                   ARTICLE IV
                                    OFFICERS

         1.       Offices, Election, Term.

                  (a) The Board may elect or appoint a Chairman of the Board, a President, one or more Vice Presidents, a Secretary, and a Treasurer, and such other officers as it may determine, who shall have such duties, powers, and functions as hereinafter provided.

                  (b) All officers shall be elected or appointed to hold office until the meeting of the Board following the annual meeting of shareholders.

                  (c) Each officer shall hold office for the term for which he is elected or appointed and until his successor has been elected or appointed and qualified.

         2.       Removal, Resignation, Salary.

                  (a) Any officer elected or appointed by the Board may be removed by the Board with or without cause.

                  (b) In the event of the death, resignation, or removal of an officer, the Board in its discretion may elect or appoint a successor to fill the unexpired term.

                  (c) Any two or more offices may be held by the same person, except the offices of President and Secretary.

                  (d) The salaries of all officers shall be fixed by the Board.

                  (e) The directors may require any officer to give security for the faithful performance of his duties.

         3.       Chairman of the Board.

                  The Chairman of the Board shall be the chief executive officer of the Corporation; he shall preside at all meetings of the shareholders and of the Board; he shall have the management of the business of the Corporation and shall see that all orders and resolutions of the Board are carried into effect.

         4.       President.

                  The President shall be the chief operating officer of the Corporation and shall have the management of the operations of the Corporation. If there be no Chairman of the Board, the President shall perform the duties of the Chairman of the Board.

         5.       Vice-Presidents.

                  During the absence or disability of the President, the Vice President or, if there are more than one, the Executive Vice President, shall have all the powers and functions of the President. Each Vice President shall perform such other duties as the Board shall prescribe.

         6.       Secretary.

                  The Secretary shall;

                  (a) attend all meetings of the Board and of the shareholders;

                  (b) record all votes and minutes of all proceedings in a book to be kept for that purpose;

                  (c) give or cause to be given notice of all meetings of shareholders and of special meetings of the Board;

                  (d) keep in safe custody the seal of the Corporation and affix it to any instrument when authorized by the Board;

                  (e) when required, prepare or cause to be prepared and available at each meeting of shareholders a certified list in alphabetical order of the names of the shareholders entitled to vote thereat, indicating the number of shares of each respective class held by each;

                  (f) keep all the documents and records of the Corporation as required by law or otherwise in a proper and safe manner;

                  (g) perform such other duties as may be prescribed by the Board.

         7.       Assistant Secretaries.

                  During the absence or disability of the Secretary, the Assistant Secretary or, if there are more than one, the one so designated by the Secretary or the Board, shall have all the powers and functions of the Secretary.

         8.       Treasurer.

                  The Treasurer shall;

                  (a) have the custody of the corporate funds and securities;

                  (b) keep full and accurate accounts of receipts and disbursements in the corporate books;

                  (c) deposit all money and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board;

                  (d) disburse the funds of the Corporation as may be ordered or authorized by the Board and preserve proper vouchers for such disbursements;

                  (e) render to the President and Board at the regular meetings of the Board, or whenever they require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation;

                  (f) render a full financial report at the annual meeting of the shareholders if so requested;

                  (g) be furnished by all corporate officers and agents, at his request, with such reports and statements as he may require as to all financial transactions of the Corporation;

                  (h) perform such other duties as are given to him by these by-laws or as from time to time are assigned to him by the Board or the President.

         9.       Assistant Treasurer.

                  During the absence or disability of the Treasurer, the Assistant Treasurer or, if there are more than one, the one so designated by the Treasurer or by the Board, shall have all the powers and functions of the Treasurer.

         10.      Sureties and Bonds.

                  In case the Board shall so require, any officer or agent of the Corporation shall execute to the Corporation a bond in such sum and with such surety or sureties as the Board may direct, conditioned upon the faithful performance of his duties to the Corporation and including responsibility for negligence and for the accounting for all property, funds, or securities of the Corporation which may come into his hands.


                                    ARTICLE V
                             CERTIFICATES FOR SHARES

         1.       Certificates.

                  The shares of the Corporation shall be represented by certificates. They shall be numbered and entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and the number of shares and shall be signed by the President or a Vice President and the Treasurer or the Secretary, and shall bear the corporate seal. The signatures of the officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or its employee, or if the shares are listed on a registered national securities exchange or interdealer quotation system. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

                  A certificate representing shares shall not be issued until the full amount of consideration therefor has been paid or received in accordance with law except as Sections 152 and 153 of the Delaware General Corporation Law may otherwise permit.

         2.       Books and Account and Record of Shareholders.

                  The books and records of the Corporation may be kept at such places within or without the state of incorporation as the Board of Directors may from time to time determine. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board of Directors.

         3.       Lost or Destroyed Certificates.

                  The Board may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. Anything herein to the contrary notwithstanding, the Board of Directors, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of Delaware.

         4.       Transfers of Shares.

                  (a) Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate; every such transfer shall be entered on the transfer book of the Corporation which shall be kept at its principal office. No transfer shall be made within ten days next preceding the annual meeting of shareholders.

                  (b) The Corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by the laws of the State of Delaware.

         5.       Regulations.

                  The Board of Directors may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

         6.       Closing Transfer Books.

                  The Board shall have the power to close the share transfer books of the Corporation for a period of not more than ten days during the thirty day period immediately preceding (i) any shareholders' meeting, or (ii) any date upon which shareholders shall be called upon to or have a right to take action without a meeting, or (iii) any date fixed for the payment of a dividend or any other form of distribution, and only those shareholders of record at the time the transfer books are closed shall be recognized as such for the purpose of (A) receiving notice of or voting at such meeting, or (B) allowing them to take appropriate action, or (C) entitling them to receive any dividend or other form of distribution.

         7.       Fixing of Record Date.

                  In order that the Corporation may determine the shareholders entitled to notice of, or to vote at, any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of shareholders of record entitled to notice of, or to vote at, a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.


                                   ARTICLE VI
                                    DIVIDENDS

         Subject to the provisions of the Certificate of Incorporation and to applicable law, dividends on the outstanding shares of the Corporation may be declared in such amounts and at such time or times as the Board may determine. Before payment of any dividend, there may be set aside out of the net profits of the Corporation available for dividends such sum or sums as the Board, from time to time, in its absolute discretion deems proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board shall think conducive to the interests of the Corporation, and the Board may modify or abolish any such reserve.


                                   ARTICLE VII
                                 CORPORATE SEAL

                  The seal of the Corporation shall be circular in form and bear the name of the Corporation, the year of its organization, and the words "Corporate Seal, Delaware." The seal may be used by causing it to be impressed directly on the instrument or writing to be sealed, or upon adhesive substance affixed thereto. The seal on the certificate for shares or upon any corporate obligation for the payment of money may be a facsimile, engraved or printed.

                                  ARTICLE VIII
                            EXECUTION OF INSTRUMENTS

         1.       Execution of Contracts.

                  Except as otherwise required by statute, the Certificate of Incorporation or these By-Laws, any contracts or other instruments may be executed and delivered in the name and on behalf of the Corporation by such officer or officers (including any assistant officer) of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board of Directors may determine. Unless authorized by the Board of Directors or expressly permitted by these By-Laws, an officer or agent or employee shall not have the power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it pecuniarily liable for any purpose or in any amount.

         2.       Loans.

                  Unless the Board of Directors shall otherwise determine, either (a) the Chairman of the Board or the President, singly, or (b) a Vice President, together with the Treasurer, may effect loans and advances at any time for the Corporation or guarantee any loans and advances to any subsidiary of the Corporation, from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, or guarantee of indebtedness of subsidiaries of the Corporation, but no officer or officers shall mortgage, pledge, hypothecate or transfer any securities or other property of the Corporation, except when authorized by the Board of Directors.

         3.       Checks, Drafts, etc.

                  All checks, drafts, bills of exchange or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed in the name and on behalf of the Corporation by such persons and in such manner as shall from time to time be authorized by the Board of Directors.


         4.       Deposits.

                  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may from time to time designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board of Directors. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation, or in such manner as the Board of Directors may determine by resolution.

         5.       General and Special Bank Accounts.

                  The Board of Directors may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board of Directors may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board of Directors. The Board of Directors may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-Laws, as it may deem expedient.

         6.       Proxies in Respect of Securities of Other Corporations.

                  Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the President, or a Vice President may from time to time appoint an attorney or attorneys or agent or agents, of the Corporation, in the name and on behalf of the Corporation to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.


                                   ARTICLE IX
                                   FISCAL YEAR

                  The fiscal year shall begin on the first day of January in each year or at such other time as may be designated by the Board of Directors.


                                    ARTICLE X
                   REFERENCES TO CERTIFICATE OF INCORPORATION

                  Reference to the Certificate of Incorporation in these by-laws shall include all amendments thereto or changes thereof unless specifically excepted.

                                   ARTICLE XI
                                  MISCELLANEOUS

         1.       Interested Directors.

                  No contract or other transaction between the Corporation and any other corporation shall be affected and invalidated by the fact that any one or more of the Directors of the Corporation is or are interested in or is a director or officer or are directors or officers of such other corporation, and any director or directors, individually or jointly, may be a party or parties to or may be interested in any contract or transaction of the Corporation or in which the Corporation is interested; and no contract, act or transaction of the Corporation with any person or persons, firm or corporation shall be affected or invalidated by the fact that any director or directors of the Corporation is a party or are parties to or interested in such contract, act or transaction, or in any way connected with such person or persons, firms or associations, and each and every person who may become a director of the Corporation is hereby relieved from any liability that might otherwise exist from contracting with the Corporation for the benefit of himself, any firm, association or corporation in which he may be in any way interested.

         2.       Ratification.

                  Any transaction questioned in any shareholders' derivative suit on the grounds of lack of authority, defective or irregular execution, adverse interest of a director, officer or shareholder, nondisclosure, miscomputation, or the application of improper principles or practices of accounting, may be ratified before or after judgment, by the Board of Directors or by the shareholders in case less than a quorum of Directors are qualified, and, if so ratified, shall have the same force and effect as if the questioned transaction had been originally duly authorized, and said ratification shall be binding upon the Corporation and its shareholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

                                   ARTICLE XII
                                 INDEMNIFICATION

                  The Corporation shall, to the fullest extent permitted by the laws of the State of Delaware, indemnify any and all persons whom it shall have power to indemnify against any and all of the costs, expenses, liabilities or other matters incurred by them by reason of having been officers, directors, employees, or other agents of the Corporation, any subsidiary of the Corporation or of any other corporation for which he acted in such capacity at the request of the Corporation.

                                  ARTICLE XIII
                                 BY-LAW CHANGES

               AMENDMENT, REPEAL, ADOPTION, ELECTION OF DIRECTORS

                  (a) Except as otherwise provided in the Certificate of Incorporation, the by-laws may be amended, repealed, or adopted by vote of the holders of the shares at the time entitled to vote in the election of any directors. By-laws may also be amended, repealed, or adopted by the Board; but any by-law adopted by the Board may be amended by the shareholders entitled to vote thereon as hereinabove provided.

                  (b) If any by-law regulating an impending election of directors is adopted, amended, or repealed by the Board, there shall be set forth in the notice of the next meeting of shareholders for the election of directors the by-law so adopted, amended, or repealed, together with a concise statement of the changes made.


                  Adopted by the Board of Directors, this ______ day of November 1998.

                                      FLEMINGTON PHARMACEUTICAL CORPORATION



                                      ____________________________________
                                      Robert F. Schaul, Secretary

                                                                        ANNEX 4

                         NEW JERSEY PERMANENT STATUTES

                        TITLE 14A. CORPORATIONS, GENERAL


14A:11-1.Right of shareholders to dissent


(1) Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions

(a) Any plan of merger or consolidation to which the corporation is a party, provided that, unless the certificate of incorporation otherwise provides

(i) a shareholder shall not have the right to dissent from any plan of merger or consolidation with respect to shares

     (A) of a class or series which is listed on a national securities exchange or is held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or consolidation; or

     (B) for which, pursuant to the plan of merger or consolidation, he will receive (x) cash, (y) shares, obligations or other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities;

    (ii) a shareholder of a surviving corporation shall not have the right to dissent from a plan of merger, if the merger did not require for its approval the vote of such shareholders as provided in section 14A:10-5.1 or in subsection 14A:10-3(4), 14A:10-7(2) or 14A:10-7(4); or

     (b) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business as conducted by such corporation, other than a transfer pursuant to subsection (4) of N.J.S.14A:10-11, provided that, unless the certificate of incorporation otherwise provides, the shareholder shall not have the right to dissent

     (i) with respect to shares of a class or series which, at the record date fixed to determine the shareholders entitled to vote upon such transaction, is listed on a national securities exchange or is held of record by not less than 1,000 holders; or

     (ii) from a transaction pursuant to a plan of dissolution of the corporation which provides for distribution of substantially all of its net assets to shareholders in accordance with their respective interests within one year after the date of such transaction, where such transaction is wholly for

     (A) cash; or

     (B) shares, obligations or other securities which, upon consummation of the plan of dissolution will either be listed on a national securities exchange or held of record by not less than 1,000 holders; or

     (C) cash and such securities; or

     (iii) from a sale pursuant to an order of a court having jurisdiction.

     (2) Any shareholder of a domestic corporation shall have the right to dissent with respect to any shares owned by him which are to be acquired pursuant to section 14A:10-9.

     (3) A shareholder may not dissent as to less than all of the shares owned beneficially by him and with respect to which a right of dissent exists. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner with respect to which the right of dissent exists.

     (4) A corporation may provide in its certificate of incorporation that holders of all its shares, or of a particular class or series thereof, shall have the right to dissent from specified corporate actions in addition to those enumerated in subsection 14A:11-1(1), in which case the exercise of such right of dissent shall be governed by the provisions of this Chapter.

     Amended 1973,c.366,s.60; 1988,c.94,s.64; 1995,c.279,s.21.


14A:11-2.    Notice of dissent; demand for payment; endorsement of certificates


     (1) Whenever a vote is to be taken, either at a meeting of shareholders or upon written consents in lieu of a meeting pursuant to section 14A:5-6, upon a proposed corporate action from which a shareholder may dissent under section 14A:11-1, any shareholder electing to dissent from such action shall file with the corporation before the taking of the vote of the shareholders on such corporate action, or within the time specified in paragraph 14A:5-6(2)(b) or 14A:5-6(2)(c), as the case may be, if no meeting of shareholders is to be held, a written notice of such dissent stating that he intends to demand payment for his shares if the action is taken.

     (2) Within 10 days after the date on which such corporate action takes effect, the corporation, or, in the case of a merger or consolidation, the surviving or new corporation, shall give written notice of the effective date of such corporate action, by certified mail to each shareholder who filed written notice of dissent pursuant to subsection 14A:11-2(1), except any who voted for or consented in writing to the proposed action.

     (3) Within 20 days after the mailing of such notice, any shareholder to whom the corporation was required to give such notice and who has filed a written notice of dissent pursuant to this section may make written demand on the corporation, or, in the case of a merger or consolidation, on the surviving or new corporation, for the payment of the fair value of his shares.

     (4) Whenever a corporation is to be merged pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) and shareholder approval is not required under subsections 14A:10-5.1(5) and 14A:10-5.1(6), a shareholder who has the right to dissent pursuant to section 14A:11-1 may, not later than 20 days after a copy or summary of the plan of such merger and the statement required by subsection 14A:10-5.1(2) is mailed to such shareholder, make written demand on the corporation or on the surviving corporation, for the payment of the fair value of his shares.

     (5) Whenever all the shares, or all the shares of a class or series, are to be acquired by another corporation pursuant to section 14A:10-9, a shareholder of the corporation whose shares are to be acquired may, not later than 20 days after the mailing of notice by the acquiring corporation pursuant to paragraph 14A:10-9(3)(b), make written demand on the acquiring corporation for the payment of the fair value of his shares.

     (6) Not later than 20 days after demanding payment for his shares pursuant to this section, the shareholder shall submit the certificate or certificates representing his shares to the corporation upon which such demand has been made for notation thereon that such demand has been made, whereupon such certificate or certificates shall be returned to him. If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares, and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making a demand for payment of the fair value thereof.

     (7) Every notice or other communication required to be given or made by a corporation to any shareholder pursuant to this Chapter shall inform such shareholder of all dates prior to which action must be taken by such shareholder in order to perfect his rights as a dissenting shareholder under this Chapter.

    Amended 1973,c.366,s.61; 1988,c.94,s.65.


14A:11-3.    "Dissenting shareholder" defined; date for determination of fair value


     (1) A shareholder who has made demand for the payment of his shares in the manner prescribed by subsection 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) is hereafter in this Chapter referred to as a "dissenting shareholder."

     (2) Upon making such demand, the dissenting shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights of a dissenting shareholder under this Chapter.

     (3) "Fair value" as used in this Chapter shall be determined

     (a) As of the day prior to the day of the meeting of shareholders at which the proposed action was approved or as of the day prior to the day specified by the corporation for the tabulation of consents to such action if no meeting of shareholders was held; or

     (b) In the case of a merger pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) in which shareholder approval is not required, as of the day prior to the day on which the board of directors approved the plan of merger; or

     (c) In the case of an acquisition of all the shares or all the shares of a class or series by another corporation pursuant to section 14A:10-9, as of the day prior to the day on which the board of directors of the acquiring corporation authorized the acquisition, or, if a shareholder vote was taken pursuant to section 14A:10-12, as of the day provided in paragraph 14A:11-3(3)(a).

     In all cases, "fair value" shall exclude any appreciation or depreciation resulting from the proposed action.

     Amended 1973,c.366,s.62; 1988,c.94,s.66.


14A:11-4.  Termination of right of shareholder to be paid the fair value of  his shares


     (1) The right of a dissenting shareholder to be paid the fair value of his shares under this Chapter shall cease if

     (a) he has failed to present his certificates for notation as provided by subsection 14A:11-2(6), unless a court having jurisdiction, for good and sufficient cause shown, shall otherwise direct;

     (b) his demand for payment is withdrawn with the written consent of the corporation;

     (c) the fair value of the shares is not agreed upon as provided in this Chapter and no action for the determination of fair value by the Superior Court is commenced within the time provided in this Chapter;

     (d) the Superior Court determines that the shareholder is not entitled to payment for his shares;

     (e) the proposed corporate action is abandoned or rescinded; or

     (f) a court having jurisdiction permanently enjoins or sets aside the corporate action.

     (2) In any case provided for in subsection 14A:11-4(1), the rights of the dissenting shareholder as a shareholder shall be reinstated as of the date of the making of a demand for payment pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) without prejudice to any corporate action which has taken place during the interim period. In such event, he shall be entitled to any intervening preemptive rights and the right to payment of any intervening dividend or other distribution, or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the board, the fair value thereof in cash as of the time of such expiration or completion.


14A:11-5.  Rights of dissenting shareholder


     (1) A dissenting shareholder may not withdraw his demand for payment of the fair value of his shares without the written consent of the corporation.

     (2) The enforcement by a dissenting shareholder of his right to receive payment for his shares shall exclude the enforcement by such dissenting shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in subsection 14A:11-4(2) and except that this subsection shall not exclude the right of such dissenting shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is ultra vires, unlawful or fraudulent as to such dissenting shareholder.


14A:11-6.  Determination of fair value by agreement


     (1) Not later than 10 days after the expiration of the period within which shareholders may make written demand to be paid the fair value of their shares, the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) shall mail to each dissenting shareholder the balance sheet and the surplus statement of the corporation whose shares he holds, as of the latest available date which shall not be earlier than 12 months prior to the making of such offer and a profit and loss statement or statements for not less than a 12-month period ended on the date of such balance sheet or, if the corporation was not in existence for such 12-month period, for the portion thereof during which it was in existence. The corporation may accompany such mailing with a written offer to pay each dissenting shareholder for his shares at a specified price deemed by such corporation to be the fair value thereof. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or, if divided into series, of the same series.

     (2) If, not later than 30 days after the expiration of the 10-day period limited by subsection 14A:11-6(1), the fair value of the shares is agreed upon between any dissenting shareholder and the corporation, payment therefor shall be made upon surrender of the certificate or certificates representing such shares.

     Amended by L.1973, c. 366, s. 63, eff. May 1, 1974.

14A:11-7.  Procedure on failure to agree upon fair value;  commencement of action to determine fair value


     (1) If the fair value of the shares is not agreed upon within the 30-day period limited by subsection 14A:11-6(2), the dissenting shareholder may serve upon the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) a written demand that it commence an action in the Superior Court for the determination of the fair value of the shares. Such demand shall be served not later than 30 days after the expiration of the 30-day period so limited and such action shall be commenced by the corporation not later than 30 days after receipt by the corporation of such demand, but nothing herein shall prevent the corporation from commencing such action at any earlier time.

     (2) If a corporation fails to commence the action as provided in subsection 14A:11-7(1), a dissenting shareholder may do so in the name of the corporation, not later than 60 days after the expiration of the time limited by subsection 14A:11-7(1) in which the corporation may commence such an action.


14A:11-8.  Action to determine fair value;  jurisdiction of court;
           appointment of appraiser


     In any action to determine the fair value of shares pursuant to this
Chapter:

     (a) The Superior Court shall have jurisdiction and may proceed in the action in a summary manner or otherwise;

     (b) All dissenting shareholders, wherever residing, except those who have agreed with the corporation upon the price to be paid for their shares, shall be made parties thereto as an action against their shares quasi in rem;

     (c) The court in its discretion may appoint an appraiser to receive evidence and report to the court on the question of fair value, who shall have such power and authority as shall be specified in the order of his appointment; and

     (d) The court shall render judgment against the corporation and in favor of each shareholder who is a party to the action for the amount of the fair value of his shares.


14A:11-9.  Judgment in action to determine fair value


     (1) A judgment for the payment of the fair value of shares shall be payable upon surrender to the corporation of the certificate or certificates representing such shares.

     (2) The judgment shall include an allowance for interest at such rate as the court finds to be equitable, from the date of the dissenting shareholder's demand for payment under subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) to the day of payment. If the court finds that the refusal of any dissenting shareholder to accept any offer of payment, made by the corporation under section 14A:11-6, was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.


14A:11-10.  Costs and expenses of action


     The costs and expenses of bringing an action pursuant to section 14A:11-8 shall be determined by the court and shall be apportioned and assessed as the court may find equitable upon the parties or any of them. Such expenses shall include reasonable compensation for and reasonable expenses of the appraiser, if any, but shall exclude the fees and expenses of counsel for and experts employed by any party; but if the court finds that the offer of payment made by the corporation under section 14A:11-6 was not made in good faith, or if no such offer was made, the court in its discretion may award to any dissenting shareholder who is a party to the action reasonable fees and expenses of his counsel and of any experts employed by the dissenting shareholder.


14A:11-11.Disposition of shares acquired by corporation


    14A:11-11.  Disposition of shares acquired by corporation.

     (1) The shares of a dissenting shareholder in a transaction described in subsection 14A:11-1(1) shall become reacquired by the corporation which issued them or by the surviving corporation, as the case may be, upon the payment of the fair value of shares.

     (2) (Deleted by amendment, P.L.1995, c.279.)

     (3) In an acquisition of shares pursuant to section 14A:10-9 or section 14A:10-13, the shares of a dissenting shareholder shall become the property of the acquiring corporation upon the payment by the acquiring corporation of the fair value of such shares. Such payment may be made, with the consent of the acquiring corporation, by the corporation which issued the shares, in which case the shares so paid for shall become reacquired by the corporation which issued them and shall be cancelled.

    Amended 1995,c.279,s.17.

                                                                       EXHIBIT 1

                      FLEMINGTON PHARMACEUTICAL CORPORATION

                             1998 Stock Option Plan
                          (Adopted as of June 15, 1998)

Section 1.        Purpose; Definitions.

         1.1 Purpose. The purpose of the Flemington Pharmaceutical Corporation (the " Company") 1998 Stock Option Plan (the "Plan") is to enable the Company to offer to its key employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

         1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

                  (d) "Committee" means the Compensation Committee of the Board or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

                  (e) "Common Stock" means the Common Stock of the Company, par value $.01 per share.

                  (f) "Company" means Flemington Pharmaceutical Corporation, a corporation organized under the laws of the State of New Jersey.

                  (g) "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

                  (h) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company and for whom a withholding obligation exists under Section 3401 of the Code by the employing corporation, as applicable. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (i) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 8 below, at the end of a specified deferral period.

                  (j) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

                  (k) "Effective Date" means the date set forth in Section 11.

                  (l) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or NASDAQ, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

                  (m) "Holder" means a person who has received an award under the Plan.

                  (n) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

                  (o) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

                  (p) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

                  (q) "Other Stock-Based Award" means an award under Section 9 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

                  (r) "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

                  (s) "Plan" means the Flemington Pharmaceutical Corporation 1997 Stock Option Plan, as hereinafter amended from time to time.

                  (t) "Restricted Stock" means Stock, received under an award made pursuant to Section 7 below, that is subject to restrictions under said
Section 7.

                  (u) "SAR Value" [Intentionally omitted.]

                  (v) "Stock" means the Common Stock of the Company, par value $.01 per share.

                  (w) "Stock Appreciation Right" [Intentionally omitted.]

                  (x) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

                  (y) "Stock Reload Option" means any option granted under
Section 5.3 as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

                  (z) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

Section  2.       Administration.

         2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board.

         2.2 Powers of Committee. The Committee shall have full authority, subject to Section 4.2 hereof, to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Restricted Stock; (iii) Deferred Stock; (iv) Stock Reload Options; and/or (v) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

                  (a) to select the officers, key employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Restricted Stock, Deferred Stock, Stock Reload Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

                  (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

                  (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

                  (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

                  (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Stock;

                  (f) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

                  (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

         2.3      Interpretation of Plan.

                  (a) Committee Authority. Subject to Section 10 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

                  (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such
Section 422.

Section 3.        Stock Subject to Plan.

         3.1 Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 500,000 shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been optioned cease to be subject to a Stock Option, or of any shares of Stock that are subject to any Restricted Stock, Deferred Stock award, Stock Reload Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

         3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, in the number of shares and in the number of shares subject to, and in the related terms of, other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock, Stock Reload Options and Other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights, provided that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares.

Section 4.        Eligibility.

         4.1 General. Awards may be made or granted to key employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

         4.2      Directors' Awards.  [Intentionally Omitted]

Section 5.        Stock Options.

         5.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-Qualified Stock Option. An Incentive Stock Option may only be granted within the ten year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary.

                  5.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

                  (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that (i) the exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock (110%, in the case of 10% Stockholder); and (ii) the exercise price of a Non-Qualified Stock Option shall not be less than 85% of the Fair Market Value of the Stock as defined above.

                  (b) Option Term. Subject to the limitations in Section 5.1, the term of each Stock Option shall be fixed by the Committee.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

                  (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Non-Qualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

                  (e) Transferability. No Stock Option shall be transferable by the Holder otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.

                  (f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (h) Other Termination. Subject to the provisions of Section
12.3 below and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

                  (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the amount of aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and any Subsidiary) shall not exceed $100,000.

                  (j) Buyout and Settlement Provisions. The Committee may at any time offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

                  (k) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder.

          5.3 Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Non-Incentive Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price of the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Reload Option is related.

Section 6.        Stock Appreciation Rights.  [Intentionally omitted.]

Section 7.        Restricted Stock.

         7.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

         7.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

                  (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                  (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8.        Deferred Stock.

         8.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which receipt of the shares will be deferred, and all other terms and conditions of the awards.

         8.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2(c) below, where applicable), share certificates shall be delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

                  (b) Vesting; Forfeiture. Upon the expiration of the Deferral Period (or the Additional Deferral Period, where applicable) with respect to each award of Deferred Stock and the satisfaction of any other applicable limitations, terms or conditions, such Deferred Stock shall become vested in accordance with the terms of the Agreement. Any Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock that has been so forfeited.

                  (c) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

Section 9.        Other Stock-Based Awards.

         9.1 Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

         9.2 Eligibility. The Committee shall determine the eligible persons to whom and the time or times at which grants of such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

         9.3 Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 10.       Amendment and Termination.

         The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without his consent.

Section 11.       Term of Plan.

         11.1 Effective Date. The Plan shall be effective as of January 1, 1997 ("Effective Date"). Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

         11.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.

Section 12.       General Provisions.

         12.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within sixty (60) days after the Agreement has been delivered to the Holder for his or her execution.

         12.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

         12.3     Employees.

                  (a) Engaging in Competition With the Company. In the event an employee Holder terminates his employment with the Company or a Subsidiary for any reason whatsoever, and within one year after the date thereof accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

                  (b) Termination for Cause. The Committee may, in the event an employee is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

                  (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

         12.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

         12.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

         12.6 Withholding Taxes. Not later than the date as of which an amount first becomes includable in the gross income of the Holder for Federal income tax purposes with respect to any Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements satisfactory to the Company and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

         12.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New Jersey (without regard to choice of law provisions).

         12.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan no or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

         12.9 Non-Transferability. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

         12.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

         12.11 Conflicts. If any of the terms or provisions of the Plan conflict with the requirements of (with respect to Incentive Stock Options), Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Section 422 of the Code. Additionally, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

         12.12 Non-Registered Stock. The shares of Stock being distributed under this Plan have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange or inter-dealer quotation system.

Accepted by the Board                 FLEMINGTON PHARMACEUTICAL CORPORATION
of Directors:

June 15, 1998
                                      By:  /S/ Robert F. Schaul
                                           ------------------------------
                                           Robert F. Shaul, Secretary

                                                                       EXHIBIT 2
                      FLEMINGTON PHARMACEUTICAL CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           Proxy - Annual Meeting of Shareholders - November 23, 1998.


The undersigned, a shareholder of Flemington Pharmaceutical Corporation, a New Jersey corporation (the "Company"), hereby appoints Harry A. Dugger, III and John J. Moroney, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 1998 Annual Meeting of Shareholders of the Company, to be held at the Company's offices located at 43 Emery Avenue, Flemington, New Jersey 08822 on Monday, November 23, 1998 at 10:00 a.m. local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

1.       ELECTION OF DIRECTORS:

         [ ] VOTE FOR the election of Harry A. Dugger, III, John J. Moroney, Robert F. Schaul, Jean-Marc Maurette, Jack J. Kornreich, and John R. Toedtman as Directors (except as indicated to the contrary below):

         [ ] WITHHOLD AUTHORITY to vote for ALL nominees

         [ ] WITHHOLD AUTHORITY to vote for ONE OR MORE nominees

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write that nominee(s) name(s) on the line provided below.)

               _____________________________________________________________

2.      ADOPTION OF THE 1998 STOCK OPTION PLAN:

                          [ ]      FOR

                          [ ]      AGAINST

                          [ ]      ABSTAIN

3. APPROVAL OF THE CHANGE OF THE COMPANY'S STATE OF INCORPORATION: To (i) merge the Company into a newly-formed, wholly-owned Delaware subsidiary, with the subsidiary as the surviving entity of such merger; and (ii) increase the Company's authorized shares of Common Stock from 10,000,000 to 50,000,000 shares:

                          [ ]      FOR

                          [ ]      AGAINST

                          [ ]      ABSTAIN


4. RATIFICATION of the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 1999.

                          [ ]      FOR

                          [ ]      AGAINST

                          [ ]      ABSTAIN

5. DISCRETIONARY AUTHORITY: To vote in their discretion, on such other business as may properly come before the Meeting or any adjournments thereof.

        (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT DIRECTORS, TO CHANGE THE COMPANY'S STATE OF INCORPORATION, TO ADOPT THE 1998 STOCK OPTION PLAN AND TO RATIFY THE APPOINTMENT OF WISS & COMPANY, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDED JULY 31, 1999.

The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof. The undersigned hereby acknowledges receipt of a copy


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of the Notice of Annual Meeting and Proxy Statement, both dated October ___ 1998 and, the Company's Annual Report to Shareholders for the fiscal year ended July 31, 1998.


Dated: _______________, 1998

                                      ____________________________________
                                      Print Name of Registered Holder(s)


                                      ____________________________________
                                      Signature(s) of Registered Holder(s)



NOTE: Your signature should appear exactly the same as your name appears hereon. If signing as partner, attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is necessary if mailed within the United States of America.





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